UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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CONSOLIDATED EDISON, INC.

(Name of Registrant as Specified In Its Charter)

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# 2017
# Proxy Statement

## Notice of 2017 Annual Meeting of Stockholders and Proxy Statement

May 15, 2017

conEdison, inc.

EVERYTHING MATTERS

Consolidated Edison, Inc.

4 Irving Place

New York, NY 10003

John McAvoy

Chairman of the Board

April 3, 2017

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Consolidated Edison, Inc. We hope that you will join the Board of Directors and the Company’s management at the Company’s Headquarters at 4 Irving Place, New York, New York, on Monday, May 15, 2017, at 10:00 a.m.

The accompanying Proxy Statement, provided to stockholders on or about April 3, 2017, contains information about matters to be considered at the Annual Meeting. At the Annual Meeting, stockholders will be asked to vote on the election of Directors, the ratification of the appointment of independent accountants for 2017, the approval, on an advisory basis, of named executive officer compensation, and the frequency, on an advisory basis, of future advisory votes to approve named executive officer compensation.

Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. It is very important that as many shares as possible be represented at the meeting.

Sincerely,

John McAvoy

Consolidated Edison, Inc.

4 Irving Place, New York, NY 10003

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Monday, May 15, 2017, at 10:00 a.m.

Location:	Company’s Headquarters 4 Irving Place New York, New York

Items of Business:

a.     To elect as the members of the Board of Directors the ten nominees named in the Proxy Statement (attached hereto and incorporated herein by reference);

b.     To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for 2017;

c.     To approve, on an advisory basis, named executive officer compensation;

d.     To conduct an advisory vote on the frequency of future advisory votes on named executive officer compensation; and

e.     To transact such other business as may properly come before the meeting, or any adjournment or postponement of the meeting.

By Order of the Board of Directors,

Jeanmarie Schieler

Vice President and Corporate Secretary

Dated: April 3, 2017

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDERS’ MEETING TO BE HELD ON MONDAY, MAY 15, 2017. THE COMPANY’S PROXY STATEMENT AND ANNUAL REPORT, PROVIDED TO STOCKHOLDERS ON OR ABOUT APRIL 3, 2017, ARE AVAILABLE AT

CONEDISON.COM/SHAREHOLDERS

IMPORTANT!

Whether or not you plan to attend the meeting in person, we urge you to vote your shares of Company Common Stock by telephone, by Internet, or by completing and returning a proxy card or a voter instruction form, so that your shares will be represented at the annual meeting.

PROXY STATEMENT SUMMARY

PROXY STATEMENT SUMMARY

This section highlights the proposals to be acted upon as well as information about Consolidated Edison, Inc. (the “Company”) that can be found in this Proxy Statement and does not contain all of the information that you need to consider. Before voting, please carefully review the complete Proxy Statement and the Annual Report to Stockholders of the Company provided to stockholders on or about April 3, 2017, which includes the consolidated financial statements and accompanying notes for the year ended December 31, 2016, and other information relating to the Company’s financial condition and results of operations.

2017 ANNUAL MEETING OF STOCKHOLDERS (“ANNUAL MEETING”)

• Time and Date:	Monday, May 15, 2017, at 10:00 a.m.
• Location:	Company Headquarters, 4 Irving Place, New York, NY 10003. Directions are available at conedison.com/shareholders
• Record Date & Voting:

Stockholders of record at the close of business on March 21, 2017 are entitled to vote. On the record date, 305,274,517 shares of Company Common Stock were outstanding.

Each outstanding share of Common Stock is entitled to one vote.

• Admission:	Please follow the instructions contained in “Who Can Attend the Annual Meeting?” and “Do I Need a Ticket to Attend the Annual Meeting?” on page 62.

STOCKHOLDER VOTING MATTERS

Management Proposals		Board’s Voting Recommendation	Vote Required For Approval*	Page References (for more detail)
Proposal No. 1.	Election of Directors	FOR EACH NOMINEE	MAJORITY OF VOTES CAST	5 to 11
Proposal No. 2.	Ratification of the Appointment of Independent Accountants	FOR	MAJORITY OF VOTES CAST	12
Proposal No. 3.	Advisory Vote to Approve Named Executive Officer Compensation	FOR	MAJORITY OF VOTES CAST	13
Proposal No. 4.	Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation	FOR (1 YEAR)	PLURALITY OF VOTES CAST	14
*	The presence, in person or by proxy, of holders of a majority of the outstanding shares of Company Common Stock is required to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes (shares held by a broker or nominee that does not have discretionary authority to vote on a particular matter and has not received voting instructions from its clients) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but are not considered votes cast and have no effect on the vote.

CONSOLIDATED EDISON, INC. – Proxy Statement	1

PROXY STATEMENT SUMMARY

•

Proposal No. 1: Election of Directors. The Board of Directors has nominated ten directors for election at the Annual Meeting and recommends the election of each of the ten nominees. The following table provides certain information about the Director nominees. (See “Information About the Director Nominees” on pages 6 to 11 for additional information.)

Committee Memberships
Name	Primary Occupation	Independent	Audit	Corporate Governance and Nominating	Environment, Health and Safety	Executive	Finance	Management Development and Compensation	Operations Oversight
Vincent A. Calarco Director since 2001	Non-Executive Chairman of Yale New Haven Health System	✓	✓(C)	✓		✓		✓
George Campbell, Jr. Director since 2000	Former Non-Executive Chairman, Webb Institute	✓		✓		✓		✓(C)	✓
Michael J. Del Giudice Director since 1999	Founder and Senior Managing Director, Millennium Capital Markets LLC	✓	✓	✓(C)(L)		✓		✓
Ellen V. Futter Director since 1997	President, American Museum of Natural History				✓(C)				✓
John F. Killian Director since 2007	Former Executive Vice President and Chief Financial Officer, Verizon Communications Inc.	✓	✓	✓				✓
John McAvoy Director since 2013	Chairman, President and Chief Executive Officer, Consolidated Edison, Inc.					✓(C)
Armando J. Olivera Director since 2014	Former President and Chief Executive Officer, Florida Power & Light Company	✓			✓		✓		✓
Michael W. Ranger Director since 2008	Senior Managing Director, Diamond Castle Holdings LLC	✓	✓				✓		✓(C)
Linda S. Sanford Director since 2015	Former Senior Vice President, Enterprise Transformation, International Business Machines Corporation (IBM)	✓		✓	✓		✓
L. Frederick Sutherland Director since 2006	Former Executive Vice President and Chief Financial Officer and Former Senior Advisor to the Chief Executive Officer, Aramark Corporation	✓	✓				✓(C)	✓

✓ = Member                 (C) = Chair                 (L) = Lead Director

•

Proposal No. 2: Ratification of the Appointment of Independent Accountants. The Board recommends ratification of the appointment of PricewaterhouseCoopers LLP as independent accountants for 2017. (See “Ratification of the Appointment of Independent Accountants” on page 12.)

•

Proposal No. 3: Advisory Vote to Approve Named Executive Officer Compensation. The Board recommends the approval of, on an advisory basis, the compensation of the Named Executive Officers. The Company’s Named Executive Officers are identified in the “Compensation Discussion and Analysis – Introduction” on page 27. (See “Advisory Vote to Approve Named Executive Officer Compensation” on page 13.)

•

Proposal No. 4: Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation. The Board recommends a vote, on an advisory basis, to conduct future advisory votes on Named Executive Officer compensation every year. (See “Advisory Vote on the Frequency of Future Advisory Votes on Named Executive Officer Compensation” on page 14.)

2	CONSOLIDATED EDISON, INC. – Proxy Statement

PROXY STATEMENT SUMMARY

STOCKHOLDER ENGAGEMENT

The Company believes that good corporate governance includes proactive stockholder engagement as well as accepting invitations to discuss matters of interest to stockholders. The Company shared with the Board the feedback it received from institutional investors and stockholders following the 2016 proxy season on issues relating to disclosure practices, corporate governance, and environmental, health and safety matters. The Company’s engagement with institutional investors resulted in the Board’s adoption of proxy access, which enables the stockholders of the Company to include their own director nominees in the Company’s Proxy Statement and form of proxy along with candidates nominated by the Board, so long as they meet certain requirements, as set forth in the Company’s By-laws. (See “The Board of Directors – Proxy Access” on page 15 and “Compensation Discussion and Analysis – Executive Summary – Stockholder Engagement and Say on Pay” on page 29 for additional information.)

BOARD GOVERNANCE PRACTICES

•	Election of Directors. Members of the Board of Directors are elected annually by a majority of the votes cast by the Company’s stockholders.

•	Composition. The members of the Board of Directors have the combination of skills, professional experience, and diversity of backgrounds necessary to oversee the Company’s business.

•	Risk Oversight. The Board and its committees oversee the Company’s policies and procedures for managing risks that are identified through the Company’s enterprise risk management program.

•	Membership on Public Company Boards. None of the members of the Board of Directors serve on more than three other public company boards.

(See “The Board of Directors” on pages 15 to 20 for additional information.)

KEY FEATURES OF THE EXECUTIVE COMPENSATION PROGRAM

Type	Component	Objective
Performance-Based Compensation	Annual Incentive Compensation	Achievement of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.
	Long-Term Incentive Compensation	Achievement, over a multi-year period, of financial and operating objectives critical to the performance of the Company’s business plans and strategies. Achievement, over a three-year period, of the Company’s cumulative total shareholder return relative to the Company’s compensation peer group companies.
Fixed & Other Compensation	Base Salary, Retirement Programs, Benefits and Perquisites	Differentiate base salary based on individual responsibility and performance. Provide retirement and other benefits that reflect the competitive practices of the industry and provide limited and specific perquisites.

(See “Compensation Discussion and Analysis – Executive Summary” on pages 27 to 28 for additional information.)

CHANGES TO EXECUTIVE COMPENSATION PROGRAM FOR 2017

For 2017, the Management Development and Compensation Committee approved the following changes to the annual incentive plan:

•  Overall weighting of Other Financial Performance increased from 20% to 25% and the maximum payout for the capital budget component reduced from 200% to 120%.

•  Overall weighting of the Operating Objectives reduced from 30% to 25% and the maximum payout increased from 175% to 200%.

•  Operating Objectives modified to enhance alignment with the Company’s corporate imperatives – Employee and Public Safety, Environment and Sustainability, Operational Excellence and Customer Experience.

(See “Compensation Discussion and Analysis – Executive Compensation Actions – Annual Incentive Compensation” on pages 34 to 38 for additional information.)

CONSOLIDATED EDISON, INC. – Proxy Statement	3

PROXY STATEMENT SUMMARY

KEY COMPENSATION GOVERNANCE PRACTICES

•	Pay Practices. The Company has no employment agreements, no golden parachute excise tax gross-ups, and no individually negotiated equity awards with special treatment upon a change of control.

•

Long-Term Incentive Compensation. The long term incentive plan: (i) prohibits the repricing of stock options or the buyout of underwater options without stockholder approval; (ii) prohibits recycling of shares for future awards except under limited circumstances; (iii) prohibits accelerated vesting of outstanding equity awards except if both a change in control occurs and a participant’s employment is terminated under certain circumstances; and (iv) caps the maximum number of shares that may be awarded to a director, officer, or eligible employee in a calendar year.

•

Long-Term Incentive Mix. The following charts illustrate that all Named Executive Officer long-term equity-based incentive compensation is performance-based. As described in proxy statements filed in 2016, over half of the Company’s compensation peer group companies granted some form of non-performance-based incentive compensation to their named executive officers:

•	Risk Management. The Company’s compensation programs include various features that have been designed to mitigate risk.

•	Stock Ownership Guidelines. The Company has stock ownership guidelines for directors and certain officers, including the Named Executive Officers.

•

No Hedging Nor Pledging. The Company prohibits all Directors, officers, financial personnel, and certain other individuals from shorting, hedging, and pledging Company securities or holding Company securities in a margin account.

•

Recoupment Policy. The Company’s compensation recoupment policy (commonly referred to as a “clawback policy”) applies to all officers of the Company and its subsidiaries with respect to incentive-based compensation.

•	Annual Advisory Vote to Approve Named Executive Officer Compensation. In 2016, 92.15% of the shares voted were voted to approve the Company’s Named Executive Officer compensation.

4	CONSOLIDATED EDISON, INC. – Proxy Statement

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 1    ELECTION OF DIRECTORS

Ten Directors are to be elected at the Annual Meeting to hold office until the next annual meeting and until their respective successors are elected and qualified. (See “Information About the Director Nominees” on pages 6 to 11.) Directors are permitted to stand for election until they reach the mandatory retirement age of 75. Of the Board members standing for election, John McAvoy is the only member who is an officer of the Company. All of the nominees were elected Directors at the last Annual Meeting.

The Company’s management believes that all of the nominees will be able and willing to serve as Directors of the Company. All of the Directors also serve as Trustees of the Company’s subsidiary, Consolidated Edison Company of New York, Inc. (“Con Edison of New York”). Mr. McAvoy also serves as Chairman of the Board of the Company’s subsidiary, Orange and Rockland Utilities, Inc. (“Orange & Rockland”).

Shares represented by every properly executed proxy will be voted at the Annual Meeting for or against the election of the Director nominees as specified by the stockholder giving the proxy. If one or more of the nominees is unable or unwilling to serve, the shares represented by the proxies will be voted for any substitute nominee or nominees as may be designated by the Board.

The Board Recommends a Vote FOR Proposal No. 1.

Each of the ten Director nominees must receive a majority of the votes cast at the Annual Meeting, in person or by proxy, to be elected (meaning the number of shares voted “for” a Director nominee must exceed the number of shares voted “against” that Director nominee), subject to the Board’s policy regarding resignations by Directors who do not receive a majority of “for” votes. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

CONSOLIDATED EDISON, INC. – Proxy Statement	5

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Information About the Director Nominees

The Board and the Corporate Governance and Nominating Committee consider the qualifications of Directors and Director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs. The Board believes that the Board, as a whole, should possess a combination of skills, professional experience, and diversity of backgrounds necessary to oversee the Company’s business. The Board has adopted Corporate Governance Guidelines to assist it in exercising its responsibilities to the Company and its stockholders. In evaluating Director candidates and considering incumbent Directors for renomination to the Board, the Board and the Corporate Governance and Nominating Committee consider various factors. Pursuant to the Guidelines, the Corporate Governance and Nominating Committee reviews with the Board the skills and characteristics of Director nominees, including independence, integrity, judgment, business experience, areas of expertise, availability for service, factors relating to the composition of the Board (including its size and structure), and the Company’s principles of diversity. For incumbent Directors, the Corporate Governance and Nominating Committee also considers past performance of the Director on the Board.

The current Director nominees bring to the Company the benefit of their qualifications, leadership, skills, and the diversity of their experience and backgrounds which provide the Board, as a whole, with the skills and expertise that reflect the needs of the Company. See pages 6 to 11 for information about each Director nominee, including their age as of the date of the Annual Meeting, business experience, period of service as a Director, public or investment company directorships, and other directorships.

6	CONSOLIDATED EDISON, INC. – Proxy Statement

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Vincent A. Calarco Director since: 2001 Age: 74 Board Committees: • Audit (Chair) • Corporate Governance and Nominating • Executive • Management Development and Compensation

Career Highlights: Mr. Calarco has been the Non-Executive Chairman of Yale New Haven Health System since October 2016. Mr. Calarco was the Non-Executive Chairman of Newmont Mining Corporation, Denver, CO, a gold production company, from January 2008 to April 2016. From April 1985 to July 2004, Mr. Calarco was Chairman, President and Chief Executive Officer of Crompton Corporation (now known as Chemtura Corporation). Chemtura is a global specialty chemicals company, headquartered in Philadelphia, PA. Mr. Calarco also held various management and executive positions at Uniroyal Chemical Company.

Other Directorships: Mr. Calarco is a Trustee of Con Edison of New York and a Director of Newmont Mining Corporation. During the past five years, Mr. Calarco also served as a Director of CPG International, Inc. through October 2013. Mr. Calarco is also the President and a Trustee of the Hopkins School, and a Director or Trustee of Swanson Industries, Yale New Haven Health System and Yale-New Haven Hospital.

Attributes and Skills: Mr. Calarco has experience leading public companies, and has management and executive experience with manufacturing companies. Mr. Calarco’s experience from his leadership positions and financial oversight experience in senior management roles at Newmont Mining Corporation and Crompton Corporation and his service on other boards support the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities.

George Campbell, Jr., Ph.D. Director since: 2000 Age: 71 Board Committees: • Corporate Governance and Nominating • Executive • Management Development and Compensation (Chair) • Operations Oversight

Career Highlights: Dr. Campbell, a physicist, was the Non-Executive Chairman of the Webb Institute, Glen Cove, NY, an all scholarship college offering degrees exclusively in naval architecture and marine engineering, from November 2012 to October 2016. Dr. Campbell was the President of The Cooper Union for the Advancement of Science and Art, New York, NY, a college focusing primarily on engineering, architecture, and art, from July 2000 to June 2011. Dr. Campbell also held various management positions at AT&T Bell Laboratories. Dr. Campbell also served as President and Chief Executive Officer of NACME, Inc., a non-profit corporation focused on engineering education and science and technology policy.

Other Directorships: Dr. Campbell is a Trustee of Con Edison of New York and a Director of Barnes and Noble, Inc. Dr. Campbell is also a Director or Trustee of the Josiah Macy Foundation, The Mitre Corporation, Montefiore Medical Center, Rensselaer Polytechnic Institute, the U.S. Naval Academy Foundation and the Webb Institute.

Attributes and Skills: Dr. Campbell has experience leading premiere colleges and a non-profit corporation, with a focus on engineering and science. Dr. Campbell also has experience in management and research and development at a public company. Dr. Campbell’s experience from his leadership positions at Webb Institute, The Cooper Union for the Advancement of Science and Art, AT&T Bell Laboratories, and NACME, Inc., and his service on other boards support the Board in its oversight of the Company’s operations and management activities.

CONSOLIDATED EDISON, INC. – Proxy Statement	7

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Michael J. Del Giudice Director since: 1999 Age: 74 Board Committees: • Audit • Corporate Governance and Nominating (Chair & Lead Director) • Executive • Management Development and Compensation

Career Highlights: Mr. Del Giudice is the founder and Senior Managing Director of Millennium Capital Markets LLC, New York, NY, an investment banking firm since 1996, and Chairman of Carnegie Hudson Resources, LLC, a private equity firm. Mr. Del Giudice was a General Partner at the investment bank of Lazard Frères & Co., and served as Chief of Staff to New York State Governor Mario Cuomo, Director of State Operations to New York State Governor Hugh Carey, and Chief of Staff to the New York State Assembly Speaker Stanley Steingut.

Other Directorships: Mr. Del Giudice is a Trustee of Con Edison of New York and a Director of Fusion Telecommunications International, Inc. During the past five years, Mr. Del Giudice also served as a Director of Reis, Inc. through September 2013. Mr. Del Giudice also served as Lead Director of Barnes and Noble, Inc. through September 2010. Mr. Del Giudice is Acting Chair of the New York Racing Association, and a Director of Bloomfield Industries, Corinthian Capital Group, and Universal Marine Medical Supply International LLC.

Attributes and Skills: Mr. Del Giudice has experience in private equity, with a focus on the power and energy infrastructure market, as well as experience in government service. Mr. Del Giudice’s experience from his investment activities and his government service support the Board in its oversight of the Company’s corporate governance, financial, and strategic planning activities, and the Company’s relationships with stakeholders.

Ellen V. Futter Director since: 1997 Age: 67 Board Committees: • Environment, Health and Safety (Chair) • Operations Oversight

Career Highlights: Ms. Futter has been the President of the American Museum of Natural History, New York, NY, since November 1993. Previously, Ms. Futter served as the President of Barnard College, New York, NY, and as the Chairman of the Federal Reserve Bank of New York, and was a corporate attorney at the law firm of Milbank, Tweed, Hadley & McCloy.

Other Directorships: Ms. Futter is a Trustee of Con Edison of New York. During the past five years, Ms. Futter also served as a Director of JPMorgan Chase & Co., Inc. through July 2013. Ms. Futter is also a Director or Trustee of NYC & Company and the Brookings Institution and a Manager at the Memorial Sloan-Kettering Cancer Center.

Attributes and Skills: Ms. Futter has management and operations experience leading major New York not-for-profit entities that provide services to the public. Ms. Futter also has legal and financial experience. Ms. Futter’s experience from her leadership positions at the American Museum of Natural History and Barnard College, and her legal experience support the Board in its oversight of the Company’s operations, planning and regulatory activities and the Company’s relationships with stakeholders.

8	CONSOLIDATED EDISON, INC. – Proxy Statement

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

John F. Killian Director since: 2007 Age: 62 Board Committees: • Audit • Corporate Governance and Nominating • Management Development and Compensation

Career Highlights: Mr. Killian was the Executive Vice President and Chief Financial Officer of Verizon Communications Inc., a telecommunications company, from March 2009 to December 2010. Mr. Killian was the President of Verizon Business, Basking Ridge, NJ, from October 2005 until February 2009, the Senior Vice President and Chief Financial Officer of Verizon Telecom from June 2003 until October 2005, and the Senior Vice President and Controller of Verizon Telecom from April 2002 until June 2003. Mr. Killian also served in executive positions at Bell Atlantic and was the President and Chief Executive Officer of NYNEX CableComms Limited.

Other Directorships: Mr. Killian is a Trustee of Con Edison of New York and Goldman Sachs Trust II and a Director of Houghton Mifflin Harcourt Company. Mr. Killian is also a Trustee of Providence College.

Attributes and Skills: Mr. Killian has leadership experience at regulated consumer services companies, including experience with financial reporting and internal auditing. Mr. Killian’s experience from his leadership positions at Verizon Communications, Inc., Bell Atlantic and NYNEX CableComms Limited supports the Board in its oversight of the Company’s auditing, financial, operating, and strategic planning activities, and the Company’s relationships with stakeholders.

John McAvoy Director since: 2013 Age: 56 Board Committee: • Executive (Chair)

Career Highlights: Mr. McAvoy has been Chairman of the Board of the Company and Con Edison of New York since May 2014. Mr. McAvoy has been President and Chief Executive Officer of the Company and Chief Executive Officer of Con Edison of New York since December 2013. Mr. McAvoy was President and Chief Executive Officer of Orange & Rockland from January 2013 to December 2013. Mr. McAvoy was Senior Vice President of Central Operations for Con Edison of New York from February 2009 to December 2012. Mr. McAvoy joined Con Edison of New York in 1980.

Other Directorships: Mr. McAvoy is a Trustee of Con Edison of New York. Mr. McAvoy is also a Director or Trustee of the American Gas Association, the Edison Electric Institute, the Intrepid Sea, Air and Space Museum, the Mayor’s Fund to Advance New York City, New York State Energy Research and Development Authority, and the Partnership for New York City. Mr. McAvoy is also Chair of the Electricity Information Sharing and Analysis Center Executive Committee and Orange & Rockland.

Attributes and Skills: Mr. McAvoy has leadership, engineering, financial, and operations experience, as well as knowledge of the utility industry and the Company’s business. Mr. McAvoy’s experience from his leadership positions at the Company, and his service on other boards, supports the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities, and the Company’s relationships with stakeholders.

CONSOLIDATED EDISON, INC. – Proxy Statement	9

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Armando J. Olivera Director since: 2014 Age: 67 Board Committees: • Environment, Health and Safety • Finance • Operations Oversight

Career Highlights: Mr. Olivera was President of Florida Power & Light Company, an electric utility that is a subsidiary of a publicly traded energy company, from June 2003, and Chief Executive Officer from July 2008, until his retirement in May 2012. Mr. Olivera joined Florida Power & Light Company in 1972. Mr. Olivera also served as Chairman of the Boards of two non-profits: Florida Reliability Coordinating Council that focuses on the reliability and adequacy of bulk electricity in Florida, and Southeastern Electric Exchange that focuses on coordinating storm restoration services and enhancing operational and technical resources.

Other Directorships: Mr. Olivera is a Trustee of Con Edison of New York. Mr. Olivera also serves as a Director of Fluor Corporation and Lennar Corporation. During the past five years, Mr. Olivera served as a Director of AGL Resources, Inc. until July 2016, and as a Director of Florida Power & Light Company until May 2012. Mr. Olivera is also a Trustee of Cornell University and Miami Dade College.

Attributes and Skills: Mr. Olivera has leadership, engineering, and operations experience, as well as knowledge of the utility industry. Mr. Olivera’s experience from his leadership positions at Florida Power & Light Company, and his service on other boards, supports the Board in its oversight of the Company’s management, financial, operations, and strategic planning activities.

Michael W. Ranger Director since: 2008 Age: 59 Board Committees: • Audit • Finance • Operations Oversight (Chair)

Career Highlights: Mr. Ranger has been Senior Managing Director of Diamond Castle Holdings LLC, New York, NY, a private equity investment firm, since 2004 and Non-Executive Chairman of KDC Solar LLC since 2010. Mr. Ranger was an investment banker in the energy and power sector for twenty years, including at Credit Suisse First Boston, Donaldson, Lufkin and Jenrette, DLJ Global Energy Partners, and Drexel Burnham Lambert. Mr. Ranger was also a member of the Utility Banking Group at Bankers Trust.

Other Directorships: Mr. Ranger is a Trustee of Con Edison of New York and a Director of Covanta Holding Corporation. Mr. Ranger is also a Director or Trustee of Bonten Media Group, KDC Solar LLC, Morristown-Beard School, Professional Direction Enterprise, Inc., and St. Lawrence University.

Attributes and Skills: Mr. Ranger has investment experience focusing on the energy and power sector, investment banking experience in the energy and power sector, and experience as a member of a utility banking group. Mr. Ranger’s experience from his investment activities in the energy and power sector supports the Board in its oversight of the Company’s financial and strategic planning activities.

10	CONSOLIDATED EDISON, INC. – Proxy Statement

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

Linda S. Sanford Director since: 2015 Age: 64 Board Committees: • Corporate Governance and Nominating • Environment, Health and Safety • Finance

Career Highlights: Ms. Sanford was Senior Vice President Enterprise Transformation, International Business Machines Corporation (IBM), a multinational technology and consulting corporation, from January 2003 to December 2014. Ms. Sanford joined IBM in 1975.

Other Directorships: Ms. Sanford is a Trustee of Con Edison of New York and a Director of Pitney Bowes Inc., RELX NV (formerly Reed Elsevier NV) and RELX PLC (formerly Reed Elsevier PLC). During the past five years, Ms. Sanford served as a Director of ITT Corporation through May 2013. Ms. Sanford is also a Director or Trustee of ION Group and New York Hall of Science.

Attributes and Skills: Ms. Sanford has leadership experience at an international technology company, including experience with information technology, manufacturing, customer relations, and corporate planning. Ms. Sanford’s experience from her leadership positions at IBM and her service on other boards supports the Board in its oversight of technology, relationship with stakeholders, and financial and strategic planning activities.

L. Frederick Sutherland Director since: 2006 Age: 65 Board Committees: • Audit • Finance (Chair) • Management Development and Compensation

Career Highlights: Mr. Sutherland was the Executive Vice President and Chief Financial Officer of Aramark Corporation, Philadelphia, PA, a provider of services, facilities management and uniform and career apparel, from 1997 through April 2015 and the Senior Advisor to the Chief Executive Officer from April 2015 to December 2015. Prior to joining Aramark in 1980, Mr. Sutherland was Vice President in the Corporate Banking Department of Chase Manhattan Bank, New York, NY.

Other Directorships: Mr. Sutherland is a Trustee of Con Edison of New York and a Director of Colliers International Group Inc. Mr. Sutherland is also a Director or Trustee of People’s Light and Theater and Sterling Talent Solutions. Mr. Sutherland is also Chairman of the Board of WHYY, a PBS affiliate.

Attributes and Skills: Mr. Sutherland has leadership experience at an international managed services company, including experience with financial reporting, internal auditing, mergers and acquisitions, financing, risk management, corporate compliance, and corporate planning. Mr. Sutherland also has corporate banking experience. Mr. Sutherland’s experience from his leadership positions at Aramark Corporation and Chase Manhattan Bank supports the Board in its oversight of the Company’s financial reporting, auditing, and strategic planning activities.

CONSOLIDATED EDISON, INC. – Proxy Statement	11

MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 2    RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

At the Annual Meeting, as a matter of sound corporate governance, stockholders will be asked to ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PwC”) as independent accountants for the Company for 2017. If the appointment of PwC is not ratified, the Audit Committee will take this into consideration in the future appointment of independent accountants.

PwC has acted as independent accountants for the Company for many years. The Audit Committee considered PwC’s qualifications in determining whether to appoint PwC as independent accountants for 2017. The Audit Committee reviewed PwC’s performance, as well as PwC’s reputation for integrity and for competence in the fields of accounting and auditing. The Audit Committee also reviewed a report provided by PwC regarding its quality controls, inquiries or investigations by governmental or professional authorities and independence. (See “Audit Committee Matters” on page 25.) Based on this review, the Audit Committee believes that the appointment of PwC as independent accountants for the Company for 2017 is in the best interests of the Company and its stockholders.

Representatives of PwC will be present at the Annual Meeting and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

The Board Recommends a Vote FOR Proposal No. 2.

Ratification of Proposal No. 2 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 3    ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Company values the opinions of its stockholders, and in accordance with Section 14A of the Securities Exchange Act of 1934, the stockholders have the opportunity to approve, on an advisory basis, the compensation of the Named Executive Officers (commonly referred to as a “say on pay” vote) as disclosed in the Compensation Discussion and Analysis (“CD&A”) section of this Proxy Statement, the related compensation disclosure tables, and the narrative discussion that accompanies the compensation disclosure tables on pages 27 to 59. The Company currently conducts such votes annually. The Board recommends that the stockholders vote to approve, on an advisory basis, the compensation of the Named Executive Officers. In 2016, the Company held a say on pay vote and 92.15% of the shares voted were voted “for” the proposal. Following this year’s say on pay vote, the next such vote will be at the Company’s 2018 annual meeting of stockholders.

As discussed in the CD&A, the Company’s executive compensation program is designed to assist in attracting and retaining key executives critical to its long-term success, to motivate these executives to create value for its stockholders, and to provide safe, reliable, and efficient service for its customers. The Management Development and Compensation Committee (the “Compensation Committee”), with the assistance of its independent compensation consultant, seeks to provide base salary and performance-based compensation, including target annual cash incentive compensation and target long-term equity-based incentive compensation, that are competitive with the median level of compensation provided by the Company’s compensation peer group and effectively link pay with performance.

The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation and should be in the form of long-term, rather than annual incentives, to emphasize the importance of sustained Company performance. Each year, the Compensation Committee evaluates the level of compensation, the mix of base salary, performance-based compensation and retirement and welfare benefits provided to each Named Executive Officer.

The Compensation Committee chooses performance goals under the annual incentive plan and the long term incentive plan to support the Company’s short- and long-term business plans and strategies. In setting targets for the short- and long-term performance goals, the Compensation Committee considers the Company’s annual and long-term business plans and certain other factors, including pay-for-performance alignment, economic and industry conditions, and the practices of the compensation peer group. The Compensation Committee sets challenging, but achievable, goals for the Company and its executives to drive the achievement of short- and long-term objectives.

For the reasons indicated and more fully discussed in the CD&A, the Board recommends that the stockholders vote in favor of the following advisory resolution:

“RESOLVED, That the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion that accompany the compensation disclosure tables is hereby approved.”

The Board Recommends a Vote FOR Proposal No. 3.

Approval of Proposal No. 3 requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting, in person or by proxy. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

As an advisory vote, Proposal No. 3 is not binding on the Company, the Board, or the Compensation Committee. However, the Company, the Board, and the Compensation Committee value the opinions of the Company’s stockholders as expressed through their vote and other communications and will consider the voting results when making future compensation decisions for the Named Executive Officers.

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MATTERS TO BE CONSIDERED AT THE ANNUAL MEETING

PROPOSAL NO. 4    ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON NAMED EXECUTIVE OFFICER COMPENSATION

As described in Proposal No. 3, the stockholders have the opportunity to cast an advisory vote to approve Named Executive Officer compensation (commonly referred to as a “say on pay” vote). In accordance with the requirements of Section 14A of the Securities and Exchange Act of 1934, this Proposal No. 4 provides the stockholders with the opportunity, at least once every six years, to provide an advisory vote on how often the Company should include a say on pay vote in the Company’s proxy statement for future annual stockholder meetings (commonly referred to as a “say on pay” frequency vote).

Under this Proposal No. 4, the stockholders may vote to have the say on pay vote every year, every two years, or every three years, or may abstain from voting. In 2011, the Company held its first advisory vote on the say on pay frequency vote and 86.68% of the shares voted were voted “for” an annual vote. Following this year’s say on pay frequency vote, it is expected that the next such vote will be at the Company’s 2023 annual stockholders’ meeting. Stockholders may cast their advisory vote on the say on pay frequency vote every “1 Year,” “2 Years,” or “3 Years,” or “Abstain.”

The Board recommends that the stockholders approve, on an advisory basis, continuing to hold an annual say on pay vote. The Board continues to believe that an annual vote is the most appropriate for the Company as it will provide the stockholders with an opportunity to express their views on the Company’s executive compensation program in a consistent and timely manner.

The Board Recommends a Vote of 1 YEAR for Proposal No. 4.

Approval of Proposal No. 4 requires the affirmative vote of a plurality of the votes cast on the proposal at the Annual Meeting, in person or by proxy. This means that the option for holding an advisory vote every one year, two years, or three years receiving the greatest number of votes will be considered the preferred frequency of the stockholders. Abstentions and broker non-votes are voted neither “for” nor “against,” and have no effect on the vote.

As an advisory vote, Proposal No. 4 is not binding on the Company, the Board, or the Compensation Committee. However, the Company, the Board, and the Compensation Committee value the opinions of the stockholders as expressed through their vote and other communications and will consider the results of this advisory vote when making future decisions about the frequency of the say on pay vote.

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THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS

MEETINGS AND BOARD MEMBERS’ ATTENDANCE

The Board of Directors held 11 meetings in 2016. At its meetings the Board considers a wide variety of matters involving such things as the Company’s strategic planning, its financial condition and results of operations, its capital and operating budgets, personnel matters, succession planning, risk management, industry issues, accounting practices and disclosure, and corporate governance practices.

In accordance with the Company’s Corporate Governance Guidelines, the Chair of the Corporate Governance and Nominating Committee (currently Mr. Del Giudice) serves as Lead Director and, as such, chairs the executive sessions of the non-management Directors and the independent Directors. The Company’s independent Directors met twice in executive session and the non-management Directors met nine times in executive session during 2016.

During 2016, each member of the Board attended more than 75% of the combined meetings of the Board of Directors and the Board Committees on which he or she served held during the period that he or she served. Directors are expected to attend the Annual Meeting. All of the Directors attended the 2016 annual meeting of stockholders.

CORPORATE GOVERNANCE

The Company’s corporate governance documents, including its Corporate Governance Guidelines, the charters of the Audit, Corporate Governance and Nominating, and Management Development and Compensation Committees, and the Standards of Business Conduct, are available on the Company’s website at conedison.com/shareholders. The Standards of Business Conduct applies to all Directors, officers and employees. The Company intends to post on its website at conedison.com/shareholders amendments to its Standards of Business Conduct and a description of any waiver from a provision of the Standards of Business Conduct granted by the Board to any Director or executive officer of the Company within four business days after such amendment or waiver.

PROXY ACCESS

The Company developed and implemented a proxy access framework that allows a stockholder or a group of up to 20 stockholders who have owned at least three percent (3%) of the outstanding shares of the Company for at least three years to submit nominees for up to twenty percent (20%) of the Board, or two nominees, whichever is greater, for inclusion in the Company’s Proxy Statement and form of proxy, subject to complying with the requirements identified in the By-laws of the Company.

LEADERSHIP STRUCTURE

As discussed in the Corporate Governance Guidelines, the Board selects the Company’s chief executive officer and chairman of the Board in the manner that it determines to be in the best interest of the Company’s stockholders. The Company’s leadership structure combines the roles of the chairman and chief executive officer. The Board believes that this leadership structure is appropriate for the Company due to a variety of factors, including Mr. McAvoy’s long-standing knowledge of the Company and the utility industry, and his extensive engineering, financial, and operations experience.

The Board has an independent Lead Director who is the Chair of the Corporate Governance and Nominating Committee. The Corporate Governance Guidelines provide that the Lead Director: (i) acts as a liaison between the independent Directors and the Company’s management; (ii) chairs the executive sessions of non-management and independent Directors and has the authority to call additional executive sessions as appropriate; (iii) chairs Board meetings in the Chairman’s absence; (iv) coordinates with the Chairman on agendas and schedules for Board meetings, information flow to the Board, and other matters pertinent to the Company and the Board; and (v) is available for consultation and communication with major stockholders as appropriate.

The Board consists of a substantial majority of Directors who are independent. (See “The Board of Directors—Board Members’ Independence” on pages 16 to 17.) The Board routinely holds executive sessions at which only non-management Directors are present, and the independent Directors meet in executive session at least once a year.

Pursuant to the Company’s Corporate Governance Guidelines, the Board has oversight responsibility for reviewing the Company’s strategic plans, objectives and risks. Each of the standing committees of the Board, other than the Executive Committee, is chaired by non-management Directors. (See “The Board of Directors—Standing Committees of the Board” on pages 17 to 19).

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THE BOARD OF DIRECTORS

RISK OVERSIGHT

The Board’s primary function is one of oversight. In connection with its oversight function, the Board oversees the Company’s policies and procedures for managing risk. The Board administers its risk oversight function primarily through its Committees that report to the Board. Board Committees have assumed oversight of various risks that have been identified through the Company’s enterprise risk management program. The Audit Committee reviews the Company’s risk assessment and risk management policies and the Audit Committee reports to the Board on the Company’s risk management program. Management regularly provides reports to the Board and its Committees concerning risks identified through the Company’s enterprise risk management program.

RELATED PERSON TRANSACTIONS AND POLICY

The Company has adopted a written policy for approval of transactions between the Company and its Directors, Director nominees, executive officers, greater-than-five percent (5%) beneficial owners, and their respective immediate family members, where the amount involved in the transaction since the beginning of the Company’s last completed fiscal year exceeds or is expected to exceed $100,000.

The policy provides that the Corporate Governance and Nominating Committee reviews certain transactions subject to the policy and determines whether or not to approve or ratify those transactions. In doing so, the Corporate Governance and Nominating Committee takes into account, among other factors it deems appropriate, whether the transaction is on terms that are no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In addition, the Board has delegated authority to the Chair of the Corporate Governance and Nominating Committee to pre-approve or ratify transactions where the aggregate amount involved is expected to be less than $1.0 million. A summary of any new transactions pre-approved by the Chair will be provided to the full Corporate Governance and Nominating Committee for its review in connection with a regularly scheduled committee meeting.

The Corporate Governance and Nominating Committee has considered and adopted standing pre-approvals under the policy for limited transactions with related persons. Pre-approved transactions include:

(i)	business transactions with other companies at which a related person’s only relationship is as an employee (other than an executive officer), if the amount of business falls below the thresholds in the New York Stock Exchange’s listing standards and the Company’s Director independence standards; and

(ii)	contributions to non-profit organizations at which a related person’s only relationship is as an employee (other than an executive officer) if the aggregate amount involved is less than both $1.0 million and two percent (2%) of the organization’s consolidated gross annual revenues.

In 2016, Ms. Futter’s brother received approximately $161,000 for providing legal services to Con Edison of New York and is providing legal services in 2017. The provision of these services by Ms. Futter’s brother was approved by the Committee.

BOARD MEMBERS’ INDEPENDENCE

The Board of Directors has affirmatively determined that the following Directors are “independent” as defined in the New York Stock Exchange’s listing standards: Mr. Calarco, Dr. Campbell, Mr. Del Giudice, Mr. Killian, Mr. Olivera, Mr. Ranger, Ms. Sanford, and Mr. Sutherland.

To assist it in making determinations of Director independence, the Board has adopted independence standards, which are set forth in its Corporate Governance Guidelines, available on the Company’s website at conedison.com/shareholders. Under these standards, the Board has determined that each of the following relationships is categorically immaterial and therefore, by itself, does not preclude a Director from being independent:

(i)	(a) the Director has an immediate family member who is a current employee of the Company’s internal or external auditor, but the immediate family member does not personally work on the Company’s audit; or (b) the Director or an immediate family member was, within the last three years, a partner or employee of such a firm but no longer works at the firm and did not personally work on the Company’s audit within that time;

(ii)	the Director or an immediate family member is, or has been within the last three years, employed at another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation committee, but the Director or the Director’s immediate family member is not an executive officer of the other company and his or her compensation is not determined or reviewed by that company’s compensation committee;

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THE BOARD OF DIRECTORS

(iii)	the Director is a current employee, or an immediate family member is a current executive officer, of a company that has made payments to, or received payments from, the Company for property or services in any of the last three fiscal years, but the total payments in each year were less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater;

(iv)	the Director is a partner or the owner of five percent (5%) or more of the voting stock of another company that has made payments to, or received payments from, the Company for property or services in any of the last three fiscal years, but the total payments in each year were less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater;

(v)	the Director is a partner, the owner of five percent (5%) or more of the voting stock or an executive officer of another company which is indebted to the Company, or to which the Company is indebted, but the total amount of the indebtedness in each of the last three fiscal years was less than $1.0 million, or two percent (2%) of such other company’s consolidated gross revenues, whichever is greater; and

(vi)	the Director or an immediate family member is a director or an executive officer of a non-profit organization to which the Company has made contributions in any of the last three fiscal years, but the Company’s total contributions to the organization in each year were less than $1.0 million, or two percent (2%) of such organization’s consolidated gross revenues, whichever is greater.

STANDING COMMITTEES OF THE BOARD

Audit Committee

The Audit Committee, composed of five independent Directors (currently Mr. Calarco, Chair, Mr. Del Giudice, Mr. Killian, Mr. Ranger, and Mr. Sutherland), is directly responsible for the appointment of the independent accountants for the Company, subject to stockholder ratification at the Annual Meeting. The Audit Committee has appointed PwC as the Company’s independent accountants for the fiscal year 2017. If the appointment of PwC is not ratified, the Audit Committee will take this into consideration in the future selection of independent accountants.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants for the Company. The Audit Committee reviews the proposed auditing and non-audit fees and approves in advance the proposed auditing and non-audit services associated with the Company’s retention of the independent accountants. Every five years the Audit Committee evaluates whether it is appropriate to rotate the Company’s independent accountants and, in conjunction with mandatory rotation of the lead engagement partner, the Audit Committee is directly involved in selecting the lead engagement partner of the independent accountants. The Audit Committee meets with the Company’s management, including Con Edison of New York’s General Auditor, the General Counsel, and the Company’s independent accountants, several times a year to discuss internal controls and accounting matters, the Company’s financial statements, filings with the Securities and Exchange Commission, earnings press releases and the scope and results of the auditing programs of the independent accountants and of Con Edison of New York’s internal auditing department. The Audit Committee also oversees the Company’s risk assessment and risk management policies, and the Company’s management of risks, relating to its duties and responsibilities that have been identified through the Company’s enterprise risk management program. Each member of the Audit Committee is “independent” as defined in the New York Stock Exchange’s listing standards and Rule 10A-3 of the Securities and Exchange Act of 1934. The Board of Directors of the Company has determined that each Director on the Audit Committee is an “audit committee financial expert” as the term is defined in Item 407(d)(5) of Regulation S-K of the Securities and Exchange Act of 1934. The Audit Committee held six meetings in 2016.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee, composed of five independent Directors (currently Mr. Del Giudice, Chair, Mr. Calarco, Dr. Campbell, Mr. Killian, and Ms. Sanford), annually evaluates each Director’s individual performance when considering whether to nominate the Director for re-election to the Board and is responsible for recommending candidates to fill vacancies on the Board. In addition, the Corporate Governance and Nominating Committee assists with respect to the composition and size of the Board and of all Committees of the Board. The Corporate Governance and Nominating Committee also makes recommendations to the Board as to the compensation of Board members as well as other corporate governance matters, including Board independence criteria and determinations and corporate governance guidelines. Additionally, the Corporate Governance and Nominating

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THE BOARD OF DIRECTORS

Committee oversees the Company’s management of risks, relating to its duties and responsibilities that have been identified through the Company’s enterprise risk management program.

All of the members of the Corporate Governance and Nominating Committee are “independent” as defined in the New York Stock Exchange’s listing standards. The Company’s Corporate Governance Guidelines provide that the Board of Directors consists of a substantial majority of Directors who meet the New York Stock Exchange definition of independence, as determined by the Board in accordance with the standards described in the Guidelines under “The Board of Directors—Board Members’ Independence” on pages 16 to 17.

Among its duties, the Corporate Governance and Nominating Committee reviews the skills and characteristics of Director candidates as well as their integrity, judgment, business experience, areas of expertise and availability for service, factors relating to the composition of the Board (including its size and structure) and the Company’s principles of diversity.

The Corporate Governance and Nominating Committee has the authority under its charter to hire advisors to assist it in its decisions. The Corporate Governance and Nominating Committee retains a professional search firm to assist it in identifying director candidates. The search firm assists in developing criteria for potential Board members to complement the Board’s existing strengths. Based on such criteria, the firm also provides, for review and consideration, lists of potential candidates with background information. After consulting with the Corporate Governance and Nominating Committee, the firm further screens and interviews candidates as directed to determine their qualifications, interest and any potential conflicts of interest and provides its results to the Committee. The Committee also considers candidates recommended by stockholders. There are no differences in the manner in which the Committee will evaluate candidates recommended by stockholders. The Committee will make an initial determination as to whether a particular candidate meets the Company’s criteria for Board membership, and will then further consider candidates that do. Stockholder recommendations for candidates, accompanied by biographical material for evaluation, may be sent to the Vice President and Corporate Secretary of the Company. Each recommendation should include information as to the qualifications of the candidate and should be accompanied by a written statement (presented to the Vice President and Corporate Secretary of the Company) from the suggested candidate to the effect that the candidate is willing to serve.

The Corporate Governance and Nominating Committee has also retained Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., to provide information, analyses, and objective advice regarding director compensation. The Corporate Governance and Nominating Committee directs Mercer to: (i) assist it by providing competitive market information on the design of the director compensation program, (ii) advise it on the design of the director compensation program and also provide advice on the administration of the program, and (iii) brief it on director compensation trends among the Company’s compensation peer group and broader industry. The Board members, including the chief executive officer, consider the recommendations of the Corporate Governance and Nominating Committee. The decisions may reflect factors and considerations in addition to the information and advice provided by Mercer. The Corporate Governance and Nominating Committee held four meetings in 2016.

Environment, Health and Safety Committee

The Environment, Health and Safety Committee, composed of three non-management Directors (currently Ms. Futter, Chair, Mr. Olivera, and Ms. Sanford), provides advice and counsel to the Company’s management on corporate environment, health and safety policies and on such other environment, health, safety, and sustainability matters as it from time-to-time deems appropriate. The Environment, Health and Safety Committee also reviews significant issues identified by management relating to the Company’s environment, health and safety programs and its compliance with environment, health and safety laws and regulations, and makes such other reviews and recommends to the Board such other actions as it may deem necessary or desirable to help promote sound planning by the Company with due regard to the protection of the environment, health and safety. Additionally, the Environment, Health and Safety Committee oversees the Company’s management of risks, relating to its duties and responsibilities that have been identified through the Company’s enterprise risk management program. The Environment, Health and Safety Committee held four meetings in 2016.

Executive Committee

The Executive Committee, composed of Mr. McAvoy, Chair, and three independent Directors (currently Mr. Calarco, Dr. Campbell, and Mr. Del Giudice), may exercise, during intervals between the meetings of the Board, all the powers vested in the Board, except for certain specified matters. No meetings of the Executive Committee were held in 2016.

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THE BOARD OF DIRECTORS

Finance Committee

The Finance Committee, composed of four independent Directors (currently Mr. Sutherland, Chair, Mr. Olivera, Mr. Ranger, and Ms. Sanford), reviews and makes recommendations to the Board with respect to the Company’s financial condition and policies, capital and operating budgets, financial forecasts, major contracts and real estate transactions, financings, investments, bank credit arrangements, its dividend policy, strategic business plan, litigation, and other financial matters. Additionally, the Finance Committee oversees the Company’s management of risks, relating to its duties and responsibilities that have been identified through the Company’s enterprise risk management program. The Finance Committee held nine meetings in 2016.

Management Development and Compensation Committee

The Management Development and Compensation Committee (the “Compensation Committee”), composed of five independent Directors (currently Dr. Campbell, Chair, Mr. Calarco, Mr. Del Giudice, Mr. Killian, and Mr. Sutherland), makes recommendations to the Board relating to officer and senior management appointments. The Compensation Committee also establishes and oversees the Company’s executive compensation and welfare benefit plans and policies, administers its equity plans and annual incentive plan and reviews and approves annually all compensation relating to the Named Executive Officers under the Company’s executive compensation program. Additionally, the Compensation Committee oversees the Company’s management of risks, relating to its duties and responsibilities that have been identified through the Company’s enterprise risk management program.

The Compensation Committee has the authority, under its charter, to engage the services of outside advisors, experts, and others to assist it. The Compensation Committee engages Mercer to provide information, analyses, and objective advice regarding executive compensation. The Compensation Committee directs Mercer to: (i) assist it in the development and assessment of the compensation peer group for the purposes of providing competitive market information for the design of the executive compensation program, (ii) compare the Company’s chief executive officer’s base salary, annual incentive and long-term incentive compensation to that of the chief executive officers of the identified compensation peer group and broader industry, (iii) advise it on the officers’ base salaries and target award levels within the annual and long-term incentive plans, (iv) advise it on the design of the Company’s annual and long-term incentive plans and on the administration of the plans, (v) brief it on executive compensation trends among the Company’s compensation peer group and broader industry, and (vi) assist with the preparation of the Compensation Discussion and Analysis for this Proxy Statement. The Compensation Committee held three meetings in 2016 and Mercer attended all meetings.

For a discussion of the role of the Compensation Committee and information about the Company’s processes and procedures for the consideration and determination of executive compensation, see the “Compensation Discussion and Analysis” beginning on page 27.

In addition, the Compensation Committee also reviews and makes recommendations as necessary to provide for orderly succession and transition in the senior management of the Company and receives reports and makes recommendations with respect to minority and female recruitment, employment and promotion. The Compensation Committee also oversees and makes recommendations to the Board with respect to compliance with the Employee Retirement Income Security Act of 1974 (“ERISA”), and reviews and makes recommendations with respect to benefit plans and plan amendments, the selection of plan trustees and the funding policy and contributions to the funded plans, and reviews the performance of the funded plans. Each of the members of the Compensation Committee is “independent,” as defined in the New York Stock Exchange’s listing standards, and meets the “outside director” criteria of Section 162(m) of the Internal Revenue Code and the “Non-Employee” Director criteria of Rule 16b-3 under the Securities Exchange Act of 1934.

Operations Oversight Committee

The Operations Oversight Committee, composed of four non-management Directors (currently Mr. Ranger, Chair, Dr. Campbell, Ms. Futter, and Mr. Olivera), oversees the Company’s efforts relating to the Company’s operating systems and their impact on the customer. The Operations Oversight Committee also reviews significant issues identified by the Company relating to the Company’s subsidiaries’ operating systems and their impact on the customer. The Operations Oversight Committee also reviews compliance of the Company’s subsidiaries’ operating systems with laws and regulations and the Company’s corporate policies and procedures, as may be necessary or appropriate. Additionally, the Operations Oversight Committee oversees the Company’s management of risks, relating to its duties and responsibilities that have been identified through the Company’s enterprise risk management program. The Operations Oversight Committee held four meetings in 2016.

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THE BOARD OF DIRECTORS

COMPENSATION CONSULTANT DISCLOSURE

The Compensation Committee has retained Mercer, a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., to assist with its responsibilities related to the Company’s executive compensation programs and the Corporate Governance and Nominating Committee has retained Mercer to assist with its responsibilities related to the director compensation program, including the design and structure of the Company’s long term incentive plan. Mercer’s fees for executive and director compensation consulting to the committees in 2016 were approximately $810,500.

During 2016, the Company retained Marsh & McLennan affiliates (other than Mercer) to provide services, unrelated to executive compensation. These services were approved by the Company’s management. The aggregate fees paid for these other services, which include insurance fees and auction services, were approximately $102,500.

The Compensation Committee considered the independence of Mercer under the rules of the Securities and Exchange Commission and the listing standards of the New York Stock Exchange. The Compensation Committee concluded that the services provided by the Marsh & McLennan affiliates (other than Mercer) did not raise any conflicts of interest and did not impair Mercer’s ability to provide independent advice to the Compensation Committee concerning executive or director compensation matters.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Calarco, Dr. Campbell (Chair), Mr. Del Giudice, Mr. Killian and Mr. Sutherland were on the Company’s Compensation Committee during 2016. The Company believes that there are no interlocks with the members who serve on the Compensation Committee.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Interested parties may communicate directly with the members of the Company’s Board of Directors, including the non-management Directors as a group, by writing to them, care of the Company’s Vice President and Corporate Secretary, at the Company’s principal executive office at 4 Irving Place, New York, New York 10003. The Vice President and Corporate Secretary will forward communications to the Director or the Directors indicated.

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DIRECTOR COMPENSATION

DIRECTOR COMPENSATION

ELEMENTS OF COMPENSATION

In 2016, non-employee Directors were eligible to receive the following:

Amount
Annual Retainer(1)	$100,000
Lead Director Retainer	$35,000
Chair of Audit Committee Retainer	$25,000
Member of Audit Committee Retainer (excluding the Audit Committee Chair)	$10,000
Chair of Corporate Governance and Nominating Committee Retainer	$10,000
Chair of Management Development and Compensation Committee Retainer	$15,000
Retainer for Chairs of: Environment, Health and Safety Committee; Finance Committee; and Operations Oversight Committee	$5,000
Acting Committee Chair Fee (where the regular Chair is absent)	$200
Audit Committee member fee (for each meeting of the Audit Committee attended)	$2,000
Committee member fee (for each Committee meeting attended)	$1,500
Annual equity award (deferred stock units)(2)	$135,000

Footnotes:

(1)	Effective April 1, 2016, the annual retainer was increased from $90,000 to $100,000.
(2)	Effective April 1, 2016, the annual equity award was increased from $120,000 to $135,000.

In 2016, the Company reimbursed non-employee Directors for reasonable expenses incurred in attending Board and Committee meetings. No person who served on both the Company Board and on the Board of its subsidiary, Con Edison of New York, and corresponding Committees, was paid additional compensation for concurrent service. Directors who are employees of the Company or its subsidiaries do not receive retainers, meeting fees, or annual equity awards for their service on the Board.

The Company has stock ownership guidelines for non-employee Directors under which each Director is to own shares (including stock equivalents and restricted stock units) with a value equal to four times the annual director retainer (not including committee and/or committee chair fees) paid to such Director during the previous fiscal year.

Non-employee Directors participate in the long term incentive plan. Pursuant to the long term incentive plan, each non-employee Director then serving was allocated an annual equity award of $135,000 of deferred stock units on the first business day following the 2016 Annual Meeting. If a non-employee Director is first appointed to the Board after an annual meeting, his or her first annual equity award will be pro rated. Settlement of the 2016 annual equity awards of stock units was automatically deferred until the Director’s termination of service from the Board of Directors. Each non-employee Director may elect to receive some or all of his or her 2016 annual equity awards of stock units on another date or to further defer any other prior annual equity award of stock units, including any related dividend equivalents earned on prior annual equity award of stock units. Each non-employee Director may also elect to defer all or a portion of his or her 2016 retainers and meeting fees into additional deferred stock units, which are deferred until the Director’s termination of service. Dividend equivalents are payable on 2016 deferred stock units in the amount and at the time that dividends are paid on Company Common Stock and are credited in the form of additional deferred stock units which are fully vested as of the date the dividends would have been paid to the Director or, at the Director’s option, are paid in cash. All payments on account of deferred stock units will be made in shares of Company Common Stock. The long term incentive plan provides that cash compensation deferred into stock units, annual stock unit awards, and dividend equivalents granted to non-employee Directors that are credited in the form of additional deferred stock units, are fully vested, and payable in a single one-time payment of whole shares (rounded to the nearest whole share) within 60 days following separation from Board service unless the director elected to defer distribution to another date.

Directors are eligible to participate in the stock purchase plan, which is described in Note M to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.

CONSOLIDATED EDISON, INC. – Proxy Statement	21

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION TABLE

The following table sets forth the compensation for the members of the Company’s Board of Directors for the fiscal year ended December 31, 2016.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)		Total ($)
Vincent A. Calarco	$148,200	$135,000	—		$283,200
George Campbell, Jr.	$132,000	$135,000	$5,000	(3)	$272,000
Michael J. Del Giudice	$176,000	$135,000	—		$311,000
Ellen V. Futter	$116,000	$135,000	$5,000		$256,000
John F. Killian	$133,000	$135,000	—		$268,000
John McAvoy(4)	—	—	—		—
Armando J. Olivera	$120,000	$135,000	$5,000		$260,000
Michael W. Ranger	$144,000	$135,000	—		$279,000
Linda S. Sanford	$120,000	$135,000	—		$255,000
L. Frederick Sutherland	$142,500	$135,000	—		$277,500

Footnotes:

(1)	On May 17, 2016, each of the Directors elected at the 2016 Annual Meeting, except Mr. McAvoy, received a grant of 1,824 stock units valued at $74.01 per share, the equivalent of $135,000. The stock units were fully vested at the time of grant. Pursuant to the Company’s long term incentive plan, and as indicated in Note M to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016, the stock units are valued in accordance with FASB ASC Topic 718. The aggregate number of stock units for each non-employee director as of December 31, 2016 is as follows: Mr. Calarco—33,698; Dr. Campbell—33,421; Mr. Del Giudice—44,824; Ms. Futter—29,130; Mr. Killian—19,961; Mr. Olivera—6,978; Mr. Ranger—41,885; Ms. Sanford—4,611; and Mr. Sutherland—43,271.
(2)	The “All Other Compensation” column includes matching contributions made by the Company to qualified institutions under its matching gift program. All directors and employees are eligible to participate in this program. Under the Company’s matching gift program, the Company matches up to a total of $5,000 per eligible participant on a one-for-one basis to qualified institutions per calendar year.
(3)	The amounts reported in the “All Other Compensation” column include amounts matched by the Company in 2015 and paid in 2016 under the Company’s matching gift program.
(4)	Mr. McAvoy did not receive any director compensation because he is an employee of the Company.

22	CONSOLIDATED EDISON, INC. – Proxy Statement

STOCK OWNERSHIP AND SECTION 16 COMPLIANCE

STOCK OWNERSHIP AND SECTION 16 COMPLIANCE

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table provides, as of February 28, 2017, the amount of shares of the Company’s Common Stock beneficially owned by each Director, each Named Executive Officer, and by all Directors and executive officers of the Company as a group, and information about the amount of their other Company equity-based holdings.

Name	Shares Beneficially Owned(1)	Other Equity-Based Holdings(2)	Total(3)
Vincent A. Calarco	34,098	—	34,098
George Campbell, Jr.	26,231	11,900	38,131
Michael J. Del Giudice	42,882	1,942	44,824
Ellen V. Futter	23,752	7,724	31,476
John F. Killian	12,504	7,457	19,961
Armando J. Olivera	7,478	—	7,478
Michael W. Ranger	41,885	—	41,885
Linda S. Sanford	6,111	—	6,111
L. Frederick Sutherland	40,634	6,637	47,271
John McAvoy	6,974	113,480	120,454
Robert Hoglund	7,669	30,000	37,669
Craig Ivey	66	35,306	35,372
Elizabeth D. Moore	2,022	35,331	37,353
Timothy P. Cawley	2,441	10,918	13,359
Directors and Executive Officers as a group, including the above-named persons (22 persons)	276,931	328,940	605,871

Footnotes:

(1)	The number of shares shown includes shares of Company Common Stock that are individually or jointly owned, as well as shares over which the individual has sole or shared investment or sole or shared voting power. The number of shares shown also includes vested stock units, as to which the individual may obtain investment or voting power within 60 days following separation from service: Mr. Calarco—33,698; Dr. Campbell—21,521; Mr. Del Giudice—42,882; Ms. Futter—21,406; Mr. Killian—12,504; Mr. Olivera—6,978; Mr. Ranger—41,885; Ms. Sanford—4,611; Mr. Sutherland—36,634; Mr. McAvoy—0; Mr. Hoglund—0; Mr. Ivey—0; Ms. Moore—0; Mr. Cawley—0; and directors and executive officers as a group—222,119.
(2)	Represents vested stock units, as to which the individual may not, within 60 days after February 28, 2017, obtain investment or voting power.
(3)	As of February 28, 2017, ownership was, in each case, less than one percent (1%) of the outstanding 305,111,726 shares.

CONSOLIDATED EDISON, INC. – Proxy Statement	23

STOCK OWNERSHIP AND SECTION 16 COMPLIANCE

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table provides information, as of December 31, 2016, with respect to persons who are known to the Company to beneficially own more than five percent (5%) of Company Common Stock.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Percent of Class
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	23,779,520	(1)	7.80%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	20,578,607	(2)	6.75%
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	19,888,106	(3)	6.53%

Footnotes:

(1)	BlackRock, Inc. stated in its Schedule 13G/A, filed on January 23, 2017 with the Securities and Exchange Commission, that it has sole voting power for 20,201,086 of these shares and sole dispositive power for 23,779,520 of these shares.
(2)	The Vanguard Group stated in its Schedule 13G/A, filed on February 10, 2017 with the Securities and Exchange Commission, that it has sole voting power for 518,089 of these shares, shared voting power for 86,464 of these shares, sole dispositive power for 20,013,489 of these shares, and shared dispositive power for 565,118 of these shares.
(3)	State Street Corporation stated in its Schedule 13G, filed on February 9, 2017 with the Securities and Exchange Commission, that it has shared voting power and shared dispositive power for all these shares.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Directors and executive officers of the Company to file reports of ownership and changes in ownership of the equity securities of the Company and its subsidiaries with the Securities and Exchange Commission and to furnish copies of these reports to the Company, within specified time limits. Based upon its review of the reports furnished to the Company for 2016 pursuant to Section 16(a) of the Act, the Company believes that all of the reports were filed on a timely basis, except for one transaction, which was reported late for Joseph P. Oates, relating to the acquisition of 308 shares of Company Common Stock before he was required to file Section 16(a) reports.

24	CONSOLIDATED EDISON, INC. – Proxy Statement

AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE REPORT

The Company’s Audit Committee consisted of five independent Directors in 2016. Each member of the Audit Committee meets the qualifications required by the New York Stock Exchange and Securities and Exchange Commission.

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2016. The Audit Committee has also discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accountants, the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with PwC its independence and qualifications. The Audit Committee also considered whether PwC’s provision of limited tax and non-audit services to the Company is compatible with PwC’s independence and concluded that it was.

Based on the Audit Committee’s review and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission.

Audit Committee:

Vincent A. Calarco (Chair)

Michael J. Del Giudice

John F. Killian

Michael W. Ranger

L. Frederick Sutherland

FEES PAID TO PRICEWATERHOUSECOOPERS LLP

Fees paid or payable to PwC for services related to 2016 and 2015 are as follows:

	2016	2015
Audit Fees	$5,285,173	$4,992,800
Audit-Related Fees(a)	$1,053,925	$369,002
Tax Fees(b)	$25,000	$75,088
All Other Fees	$0	$102,867	(c)
TOTAL FEES	$6,364,098	$5,539,757

Footnote:

(a)	Relates to assurance and related service fees that are reasonably related to the performance of the annual audit or quarterly reviews of the Company’s financial statements that are not specifically deemed “Audit Services.” The major items included in Audit-Related Fees in 2016 are fees for reviews of system implementations of the Company’s regulated entities and fees for audits of Con Edison Clean Energy Businesses, Inc.’s various solar projects. The major items included in Audit-Related Fees in 2015 are fees for audits of Con Edison Clean Energy Businesses, Inc.’s various solar projects.
(b)	Relates to fees for tax compliance reporting relating to the Foreign Account Tax Compliance Act.
(c)	Relates to fees in 2015 for cybersecurity risk review.

The Audit Committee, or as delegated by the Audit Committee, the Chair of the Committee, approves in advance each auditing service and non-audit service permitted by applicable laws and regulations, including tax services, to be provided to the Company and its subsidiaries by its independent accountants.

CONSOLIDATED EDISON, INC. – Proxy Statement	25

COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE REPORT

The Management Development and Compensation Committee of the Board of Directors of the Company has reviewed and discussed the Compensation Discussion and Analysis (the “CD&A”) for 2016 with management of the Company. Based on this review and discussion, the Committee recommended to the Board of Directors that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and this Proxy Statement.

Management Development and Compensation Committee:

George Campbell, Jr. (Chair)

Vincent A. Calarco

Michael J. Del Giudice

John F. Killian

L. Frederick Sutherland

26	CONSOLIDATED EDISON, INC. – Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

COMPENSATION DISCUSSION AND ANALYSIS

Health and Welfare Plans	44
Perquisites and Personal Benefits	44
Severance and Change of Control Benefits	45

Stock Ownership Guidelines	45

No Hedging Nor Pledging	45

Recoupment Policy	45

Tax Deductibility of Pay	46

INTRODUCTION

This section of the Proxy Statement provides an overview of the Company’s 2016 executive compensation program (the “executive compensation program”) and an analysis of the decisions made with respect to the compensation of the Company’s Named Executive Officers (as identified by the Company under Securities and Exchange Commission rules). The executive compensation program covers the Company’s Named Executive Officers. For 2016, the Company’s Named Executive Officers were:

•	John McAvoy, Chairman, President and Chief Executive Officer

•	Robert Hoglund, Senior Vice President and Chief Financial Officer

•	Craig Ivey, President, Con Edison of New York

•	Elizabeth D. Moore, Senior Vice President and General Counsel

•	Timothy P. Cawley, President and Chief Executive Officer, Orange & Rockland

EXECUTIVE SUMMARY

The Company’s executive compensation program is designed to assist in attracting and retaining key executives critical to its long-term success, to motivate these executives to create value for its stockholders, and to promote safe, reliable, and efficient service for its customers. Each year, the Management Development and Compensation Committee (the “Compensation Committee”) evaluates the level of compensation, the mix of base salary, performance-based compensation, and retirement and welfare benefits provided to each Named Executive Officer. The Compensation Committee, with the assistance of its independent compensation consultant, seeks to align pay to performance and provide

CONSOLIDATED EDISON, INC. – Proxy Statement	27

COMPENSATION DISCUSSION AND ANALYSIS

base salary and performance-based compensation, including target annual cash incentive compensation and target long-term equity-based incentive compensation that are competitive with the median level of compensation provided by the Company’s compensation peer group companies. (See “Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention” on page 29 and “Executive Compensation Actions—Compensation Peer Group” on page 33.) The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation to motivate strong annual and multi-year Company performance.

Additionally, the Compensation Committee believes that most of the performance-based compensation should be in the form of long-term, rather than annual, incentives to emphasize the importance of sustained Company performance.

Key Features of the Executive Compensation Program

Type	Component	Objective
Performance- Based Compensation	Annual Incentive Compensation	Achievement of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.
	Long-Term Incentive Compensation	Achievement, over a multi-year period, of financial and operating objectives critical to the performance of the Company’s business plans and strategies. Achievement, over a three-year period, of the Company’s cumulative total shareholder return relative to the Company’s compensation peer group companies.
Fixed & Other Compensation	Base Salary, Retirement Programs, Benefits and Perquisites	Differentiate base salary based on individual responsibility and performance. Provide retirement and other benefits that reflect the competitive practices of the industry and provide limited and specific perquisites.

Key Compensation Governance Practices

The Company is committed to maintaining strong compensation governance practices to support the pay-for-performance philosophy of the executive compensation program and align the executive compensation program with the long-term interests of the Company’s stockholders:

•	Pay Practices. The Company has no employment agreements, no golden parachute excise tax gross-ups, and no individually negotiated equity awards with special treatment upon a change of control.

•

Long-Term Incentive Compensation. The Long Term Incentive Plan: (i) prohibits the repricing of stock options or the buyout of underwater options without stockholder approval; (ii) prohibits recycling of shares for future awards except under limited circumstances; (iii) prohibits accelerated vesting of outstanding equity awards except if both a change in control occurs and a participant’s employment is terminated under certain circumstances; and (iv) caps the maximum number of shares that may be awarded to a director, officer, or eligible employee in a calendar year.

•

Long-Term Incentive Mix. All Named Executive Officer long-term incentive compensation is performance-based. Based on proxy statements filed in 2016, over half of the Company’s compensation peer group companies granted some form of non-performance-based incentive compensation to their named executive officers. (See “Executive Compensation Philosophy and Objectives—Pay-for-Performance Alignment and Pay Mix” on page 30.)

•	Risk Management. The relevant features of the Company’s compensation programs that mitigate risk are:

¡

Annual and long-term incentives under the Company’s compensation programs appropriately balanced between annual and long-term financial performance goals that are tied to key goals that are expected to enhance stockholder value;

¡	Annual and long-term incentives tied to multiple performance goals to reduce undue weight on any one goal;

¡	Non-financial performance factors used in determining the actual payout of annual incentive compensation as a counterbalance to financial performance goals;

¡	Compensation programs designed to deliver a significant portion of compensation in the form of long-term incentives, discouraging excessive focus on annual results;

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COMPENSATION DISCUSSION AND ANALYSIS

¡	Performance-based equity awards based on performance over a three-year period, focusing on sustainable performance over a three-year cycle rather than any one year; and

¡	Annual and long-term incentive plans that are subject to payment caps and Compensation Committee discretion to reduce payouts.

•

Stock Ownership Guidelines. Stock ownership guidelines for directors and certain officers, including the Named Executive Officers, encourage a long-term commitment to the Company’s sustained performance through stock ownership. (See “Director Compensation” on page 21 and “Stock Ownership Guidelines” on page 45.)

•

No Hedging Nor Pledging. To encourage a long-term commitment to the Company’s sustained performance, the Company prohibits all directors, officers, financial personnel, and certain other individuals from shorting, hedging, and pledging Company securities or holding Company securities in a margin account. (See “No Hedging Nor Pledging” on page 45.)

•

Recoupment Policy. The Company’s compensation recoupment policy applies to all officers of the Company and its subsidiaries for incentive-based compensation and is intended to reduce potential risks associated with its executive compensation program and align the long-term interests of officers and stockholders. (See “Recoupment Policy” on page 45.)

Stockholder Engagement and Say on Pay

The Company believes that good corporate governance includes proactive stockholder engagement as well as accepting invitations to discuss matters of interest to stockholders. The Company shared with the Board the feedback it received from institutional investors and stockholders following the 2016 proxy season on issues relating to disclosure practices, corporate governance, and environmental, health and safety matters. The Company’s engagement with institutional investors resulted in the Board’s adoption of proxy access, which enables the stockholders of the Company to include their own director nominees in the Company’s Proxy Statement and form of proxy along with candidates nominated by the Board, so long as they meet certain requirements, as set forth in the Company’s By-laws.

In 2016, the Company held its annual say on pay vote to approve Named Executive Officer compensation, as set forth in the 2016 proxy statement, and 92.15% of the shares voted were voted “for” the proposal. The Company intends to hold an annual say on pay vote unless stockholders advise the Company to change the frequency of the vote at the Company’s 2017 annual meeting of stockholders.

EXECUTIVE COMPENSATION PHILOSOPHY AND OBJECTIVES

The Compensation Committee’s philosophy and objectives governing the development and implementation of the executive compensation program are to provide competitive, performance-based compensation. There are no material differences in the Company’s compensation policies for each Named Executive Officer.

Competitive Positioning—Attraction and Retention

The executive compensation program is designed to attract and retain key executives critical to the Company’s long-term success. The Compensation Committee seeks to align pay to performance and provide base salary, target annual cash incentives, and target long-term equity-based incentives that are competitive with the median level of compensation provided by the Company’s compensation peer group companies. (See “Executive Compensation Actions—Compensation Peer Group” on page 33.) The Company also seeks to provide retirement and other benefits that are competitive with those provided by the industry and to provide limited and specific perquisites.

CONSOLIDATED EDISON, INC. – Proxy Statement	29

COMPENSATION DISCUSSION AND ANALYSIS

In 2016, the Named Executive Officers’ target total direct compensation compared to the Company’s compensation peer group median was as follows:

	Company Target Compensation as a Percentage of Compensation Peer Group Median Target
	Base Salary	Target Total Cash Compensation (Base Salary + Target Annual Incentive)	Target Long-Term Incentive Compensation	Target Total Direct Compensation
John McAvoy
Chairman, President and Chief Executive Officer(1)	95%	100%	90%	94%
Other Named Executive Officers (Average)(2)	109%	104%	113%	107%

Footnotes:

(1)	Based on comparisons of compensation for chief executive officers of each of the Company’s compensation peer group companies as disclosed in proxy statements filed in 2016.
(2)	Based on comparisons of compensation for functionally comparable positions at the Company’s compensation peer group companies as disclosed in proxy statements filed in 2016.

Pay-for-Performance Alignment and Pay Mix

The executive compensation program is designed to motivate the Company’s key executives to create sustainable stockholder value and promote safe, reliable and efficient service for its customers. The Compensation Committee seeks to balance the target total direct compensation of each Named Executive Officer between base salary (fixed compensation) and annual cash incentive compensation and long-term equity-based incentive compensation (performance-based compensation).

The Compensation Committee believes that fixed compensation should recognize each Named Executive Officer’s individual responsibility and performance. The Compensation Committee believes that performance-based compensation should represent the most significant portion of each Named Executive Officer’s target total direct compensation and should be in the form of long-term, rather than annual, incentives to emphasize the importance of sustained Company performance.

Target annual cash incentive and target long-term equity-based incentive awards reflect the Compensation Committee’s desired balance between these elements, relative to the base salary paid to each Named Executive Officer. Awards under the Company’s annual incentive plan are based on the achievement of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility. Awards under the Company’s long term incentive plan are based on the achievement of financial and operating objectives critical to the Company’s business plans and strategies and the achievement, over a three-year period, of the Company’s cumulative total shareholder return relative to the total shareholder return for the Company’s compensation peer group companies.

For 2016, the mix of target total direct compensation for the Named Executive Officers meets the Compensation Committee’s objectives: each is weighted heavily toward performance-based compensation, with the largest portion delivered in long-term incentives, and the target total direct compensation mix of the Named Executive Officers is in line with that of the Company’s compensation peer group companies (except that the Company does not provide non-performance based incentive compensation).

30	CONSOLIDATED EDISON, INC. – Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The following charts illustrate the average mix of target total direct compensation for Mr. McAvoy and for chief executive officers in the Company’s compensation peer group companies for 2016:

The following charts illustrate the average mix of target total direct compensation for the other Named Executive Officers and other named executive officers in the Company’s compensation peer group companies for 2016 (see footnote 2 to the table in “Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention” on page 30):

CONSOLIDATED EDISON, INC. – Proxy Statement	31

COMPENSATION DISCUSSION AND ANALYSIS

The following charts illustrate that all Named Executive Officer long-term incentive compensation is performance-based and that, based on proxy statements filed in 2016, over half of the Company’s compensation peer group companies granted some form of non-performance-based incentive compensation to their named executive officers:

Determining Performance Goals

The Compensation Committee chooses performance goals under the annual incentive and long-term incentive plans to support the Company’s short- and long-term business plans and strategies. In setting the performance goals, the Compensation Committee considers the Company’s annual and long-term business plans and certain other factors, including pay-for-performance alignment, economic and industry conditions, and the pay practices of the compensation peer group companies. The Compensation Committee sets challenging, but achievable, goals for the Company and its key executives to drive the achievement of short- and long-term objectives.

ROLE OF COMPENSATION COMMITTEE AND OTHERS IN DETERMINING EXECUTIVE COMPENSATION

Compensation Committee’s Role

The role of the Compensation Committee is to establish and oversee the Company’s executive compensation and retirement and welfare benefit plans and policies, administer its equity plans and annual incentive plan and review and approve annually all compensation relating to the Named Executive

Officers. All of the decisions with respect to determining the amount or form of compensation of the Named Executive Officers under the executive compensation program are made by the Compensation Committee.

Management’s Role

The role of the Company’s chief executive officer in determining the amount and form of the other Named Executive Officers’ compensation is to provide recommendations to the Compensation Committee. The chief executive officer is not present when the Compensation Committee determines his compensation. The chief executive officer considers the following in making his recommendations for the other Named Executive Officers’ compensation:

•	Individual performance of each of the other Named Executive Officers;

•	Each of the other Named Executive Officer’s contribution toward the Company’s long-term performance;

•	The scope of each of the other Named Executive Officer’s individual responsibilities; and

32	CONSOLIDATED EDISON, INC. – Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

•	Compensation peer group company proxy statement data provided by the Compensation Committee’s independent compensation consultant.

The Company’s Human Resources department also supports the Compensation Committee in its work.

Compensation Consultant’s Role

The Compensation Committee has the authority under its charter to hire advisors to assist it in its compensation decisions. It has retained Mercer as its independent compensation consultant to provide information, analyses, and objective advice regarding executive compensation. The Compensation Committee periodically meets with Mercer in executive session to discuss compensation matters. The Compensation Committee’s decisions reflect factors and considerations in addition to the information and advice provided by Mercer. A discussion of Mercer’s role as the Compensation Committee’s independent compensation consultant is set forth in the section titled “The Board of Directors—Standing Committees of the Board—Management Development and Compensation Committee” on page  19.

EXECUTIVE COMPENSATION ACTIONS

Compensation Peer Group

For 2016, the Compensation Committee used a compensation peer group of publicly-traded utility companies of comparable size and scope to that of the Company. The purpose of the compensation peer group is to provide benchmark information on compensation levels provided to the Company’s officers, as well as to measure relative total shareholder returns for the vesting of performance-based equity awards. The Compensation Committee annually reviews the composition of the compensation peer group companies and the impact of acquisitions. For 2016, the Compensation Committee made the following change to the compensation peer group: WEC Energy Group (a company formed by the June 2015 merger between Wisconsin Energy Corporation and Intergrys Energy Group) was added because of its mix of business and size. The Company’s 2015 revenues approximated the 66th percentile of the compensation peer group.

For 2016, the Company’s compensation peer group consisted of the following companies:

Company Name	2015 Revenue(1)
(in millions)
Duke Energy Corporation	$23,459
The Southern Company	$17,489
NextEra Energy, Inc.	$17,486
PG&E Corporation	$16,833
American Electric Power Company, Inc.	$16,453
FirstEnergy Corp.	$15,031
Dominion Resources, Inc.	$11,683
Edison International	$11,524
Entergy Corporation	$11,513
Xcel Energy Inc.	$11,024
DTE Energy Company	$10,337
Sempra Energy	$10,231
Eversource Energy	$7,955
PPL Corporation	$7,669
CenterPoint Energy, Inc.	$7,386
Ameren Corporation	$6,098
WEC Energy Group, Inc.	$5,926
NiSource Inc.	$4,652
Median	$11,269
Consolidated Edison, Inc.	$12,554
Percentile Rank	66th

Footnote:

(1)	Source: Standard & Poor’s Research Insight (represents net revenues, restated if applicable).

For 2017, the Compensation Committee made no change to the compensation peer group.

Base Salary

A portion of each Named Executive Officer’s annual cash compensation is paid in the form of base salary. Base salary is reviewed annually to recognize individual performance, as well as at the time of a promotion or other change in responsibilities.

In setting base salary for the Named Executive Officers, including the chief executive officer, the Compensation Committee considers various factors, including:

•	Recommendations from the chief executive officer for each of the other Named Executive Officers;

•	A general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

•	The level of base salary compared to key executives holding equivalent positions in the Company’s compensation peer group companies.

CONSOLIDATED EDISON, INC. – Proxy Statement	33

COMPENSATION DISCUSSION AND ANALYSIS

Effective February 1, 2016, base salary merit increases for the Named Executive Officers as a group increased by an average of 3.0%. The 2016 base salary of each Named Executive Officer is set forth in the “Salary” column of the Summary Compensation Table on page 48.

Annual Incentive Compensation

Awards

A significant portion of the annual cash incentive compensation paid to the Named Executive Officers directly relates to the Company’s financial and operating performance, factors that the Compensation Committee believes influence stockholder value.

Individual performance is considered in setting annual cash incentive compensation through the establishment by the Compensation Committee of financial and operating objectives for which the Named Executive Officers have individual and collective responsibility.

Potential Awards

For 2016, the Compensation Committee set the range of the award that each Named Executive Officer was eligible to receive under the annual incentive plan after considering various factors, including:

•	Recommendations from the chief executive officer for each of the other Named Executive Officers;

•	A general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

•

The level of annual incentive compensation compared to key executives in the Company’s compensation peer group companies. (See footnote 2 to the table in “Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention” on page 29.)

The range of awards included threshold, target and maximum levels reflecting differing levels of achievement of the various financial and operating objectives. Awards are scaled to reflect relative levels of achievement of the objectives between the threshold, target and maximum levels. The range of each Named Executive Officer’s potential award is set forth in the Grants of Plan-Based Awards Table on page 50. Awards under the annual incentive plan are designed to provide a competitive level of compensation if the Named Executive Officers achieve the target financial and operating objectives. Pursuant to the terms of the annual incentive plan, the Compensation Committee has discretion to adjust (upward or downward) the annual incentive award to be paid to each Named Executive Officer.

Awards under the annual incentive plan are calculated as follows:

Base Salary   X   Target Percentage

   X   Weighting Earned

“Target Percentage” is a percentage of Base Salary that varies based on the Named Executive Officer’s position as follows:

Target Percentage
John McAvoy Chairman, President and Chief Executive Officer	125%
Robert Hoglund Senior Vice President and Chief Financial Officer	50%
Craig Ivey President, Con Edison of New York	80%
Elizabeth D. Moore Senior Vice President and General Counsel	50%
Timothy P. Cawley President and Chief Executive Officer, Orange & Rockland	80%

“Weighting Earned” is the sum of the weightings earned for the following components: adjusted net income, other financial performance, and operating objectives. For each Named Executive Officer, target weightings, totaling 100%, are assigned for each component as follows: 50% for adjusted net income, 20% for other financial performance, and 30% for operating objectives. For 2017, target weightings for adjusted net income will be 50%, other financial performance will be increased to 25%, and operating objectives will be decreased to 25%. The change in target weightings reflects the importance of the Company’s financial objectives in driving performance. Weightings earned vary from zero to 200% for adjusted net income and other financial performance, and from zero to 175% for operating objectives, reflecting achievement of the applicable objectives. For 2017, weightings earned for operating objectives will vary from zero to 200%. This increase in weightings is competitive with practices at the companies in the compensation peer group. In addition, for 2017, weightings earned for the capital budget component of other financial performance will be reduced from 200% to 120%.

Financial Objectives

The financial objectives under the annual incentive plan are key performance measures that support the Company’s short- and long-term business plans and strategies and create value

34	CONSOLIDATED EDISON, INC. – Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

for the Company’s stockholders. For 2016, the financial objectives consisted of “adjusted net income” and “other financial performance” components.

The “adjusted net income” component, reflecting the financial results of the Company’s business for which its Named Executive Officers are responsible and accounting for 50% of each Named Executive Officer’s potential annual incentive award, as shown on the “Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2016 Financial and Operating Objectives” table on page 38, was comprised of “Adjusted Company Net Income” and “Adjusted Regulated Net Income.” “Adjusted Company Net Income” is the Company’s net income as reported under generally accepted accounting principles (GAAP) in the Company’s financial statements excluding the impact of certain items. (See footnote (1) to the following table.) “Adjusted Regulated Net Income” is net income as reported under GAAP in the financial statements of Con Edison of New York and Orange & Rockland.

For 2016, target adjusted net income and actual adjusted net income were as follows:

	Target	Actual		Performance Relative to Target
	(in millions)
Adjusted Company Net Income	$1,150	$1,189.2	(1)	103.4%
Adjusted Regulated Net Income	$1,123	$1,115.3		99.3%
Adjusted Con Edison of New York Net Income	$1,063	$1,056.1		99.4%
Adjusted Orange & Rockland Net Income	$60	$59.2		98.7%

Footnote:

(1)	Excludes the effects of the gain on the sale of Con Edison Clean Energy Businesses, Inc.’s retail supply businesses, the goodwill impairment related to its energy service business and its net mark-to-market effects. Also reflects the timing of the sale as compared to target.

If actual adjusted net income for 2016 had been less than 90% of the target adjusted net income, no annual incentive awards would have been made.

The weightings earned for the 50% “adjusted net income” component were determined based on the following scale:

Performance Relative to Performance Goal	Weighting Earned(1)	Payout Relative to Target
≥ 110%	100%	200%
(Target) 100%	50%	100%
< 90%	0%	0%

(1)	The weightings earned, which were interpolated for actual performance between performance goals, are shown on the “Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2016 Financial and Operating Objectives” table on page 38.

The “other financial performance” component, reflecting the Company’s business for which its Named Executive Officers are responsible and accounting for 20% of each Named Executive Officer’s potential annual incentive award, as shown on the “Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2016 Financial and Operating Objectives” table on page 38, was comprised of one or more of the Con Edison of New York and Orange & Rockland budgets, or objectives for Con Edison Clean Energy Businesses, Inc. and its subsidiaries (the “Clean Energy Businesses,” which were formerly referred to as the competitive energy businesses) relating to compliance with financial reporting requirements, level of bad debt, and financial risk exposure. For 2017, “other financial performance” will account for 25% of each Named Executive Officer’s potential annual incentive award. The change in target weightings reflects the importance of the Company’s financial objectives in driving performance.

Con Edison of New York’s “other financial performance” component is allocated 10% for capital budget performance and up to 10% for operating budget performance (up to 15% for operating budget performance in 2017), subject to a maximum 25% upward or downward adjustment based on the achievement of pre-established targets for 25 capital projects and 12 operating and maintenance programs, respectively. The targets for the capital projects consist of completing milestones within specified budget targets, and, for the operating and maintenance programs, completing a number of units within specified per unit budget targets. Orange & Rockland’s and the Clean Energy Businesses’ “other financial performance” component is up to 20% (up to 25% for 2017) and up to 1%, respectively.

CONSOLIDATED EDISON, INC. – Proxy Statement	35

COMPENSATION DISCUSSION AND ANALYSIS

The target budgets and actual expenditures for 2016 were as follows:

	Target (in millions)	Actual (in millions)	Performance Relative to Target
Con Edison of New York
Operating Budget	$1,505.0	$1,477.3	98.2%
Capital Budget	$2,776.9	$2,702.2	97.3%
Orange & Rockland
Operating Budget	$205.1	$197.2	96.1%

The weightings earned for Con Edison of New York’s and Orange & Rockland’s “other financial performance” component were determined based on the following scales:

Con Edison of New York Performance Relative to Operating Budget Goal	Weighting Earned for McAvoy, Hoglund, and Moore(1)	Weighting Earned for Ivey(1)	Payout Relative to Target
≤ 89%	16%	20%	200%
(Target) 99-101%	8%	10%	100%
≥ 111%	0%	0%	0%

Footnote:

(1)	The weightings earned, which were interpolated for actual performance between performance goals, are shown on the “Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2016 Financial and Operating Objectives” table on page 38. In 2016, Con Edison of New York achieved pre-established performance goals for 11 out of 12 operating and maintenance programs, as a result of which the weighting earned was subject to a 110% upward adjustment.

Con Edison of New York Performance Relative to Capital Budget Target	Weighting Earned for McAvoy, Hoglund, Ivey, and Moore(1)	Payout Relative to Target
≤ 89.00%	20%	200%
(Target) 99-101%	10%	100%
≥ 110.00%	0%	0%

Footnote:

(1)	The weightings earned, which were interpolated for actual performance between performance goals, are shown on the “Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2016 Financial and Operating Objectives” table on page 38. In 2016, Con Edison of New York achieved 24 out of 25 pre-established performance goals for capital projects, as a result of which the weighting earned was subject to a 120% upward adjustment.

Orange & Rockland Performance Relative to Operating Budget Target	Weighting Earned for McAvoy, Hoglund, and Moore(1)	Weighting Earned for Cawley	Payout Relative to Target
≤ 89.00%	2%	40%	200%
(Target) 99-101%	1%	20%	100%
≥ 111.00%	0%	0%	0%

Footnote:

(1)	The weightings earned, which were interpolated for actual performance between performance goals, are shown on the “Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2016 Financial and Operating Objectives” table on page 38.

Operating Objectives

The “operating objectives” component, reflecting the responsibilities of the Named Executive Officer and accounting for 30% of each Named Executive Officer’s potential annual incentive award, as shown on the “Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2016 Financial and Operating Objectives” table on page 38, was comprised of a number of key indicators that guide Con Edison of New York, Orange & Rockland, and the Clean Energy Businesses to serve their customers in a safe, reliable, and efficient manner. Each of the operating objectives include specific, pre-established targets that encourage superior performance in multiple areas that impact the day-to-day operations of the Company’s businesses. For 2017, “operating objectives” will account for 25% of each Named Executive Officer’s potential annual incentive award.

36	CONSOLIDATED EDISON, INC. – Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Con Edison of New York’s and Orange & Rockland’s operating objectives for 2016, each accounting for up to 30% (up to 25% in 2017), are shown in the following tables. Operating objectives for the Clean Energy Businesses (accounting for up to 1%) include those that are important to the success of their business: (i) renewable capacity installed; (ii) retail electric commodity volume; and (iii) employee business development objectives.

Con Edison of New York Operating Objectives(1)	Unit of Measure	Target	Actual
Electric Network System Availability	%	≥ 99.999	99.999
Electric Non-Network System Availability	%	≥ 99.99	99.99
Electric Reliability Performance Measure	#	0	0
Respond to Gas Odor Complaints within 30 Minutes	%	≥ 75.0	89.1
Total Gas Leak Year-End Inventory	#	< 750	211
Steam Operations—Normal Pressure Operations	%	≥ 99.77	100.0
Generation Station—Forced Outages	%	≤ 4.0	1.3
Public Service Commission Complaints	Per 100,000 Customers	≤ 2.3	1.3
Representative Calls Answered in 30 Seconds	%	≥ 63.0	64.3
Customer Satisfaction Surveys	#—Score	≥ 85.0	91.6
Safety Index	%	≥ 87.5	100.0
Environmental Index	%	≥ 87.5	87.5
Storm Index	%	≥ 83.3	100.0
Employee Development Index	%	≥ 83.3	100.0

Footnote:

(1)	Operating objectives were weighted equally.

The weightings earned for Con Edison of New York’s “operating objectives” component were determined based on the following scales:

Performance Indicators Achieved	Weighting Earned for McAvoy, Hoglund, and Moore(1)	Weighting Earned for Ivey(1)	Payout Relative to Target
14/14	49%	52.5%	175%
(Target) 11/14	28%	30%	100%
< 7/14	0%	0%	0%

Footnote:

(1)	The weightings earned, which were based on actual performance between performance goals, are shown on the “Executive
Compensation Actions—Annual Incentive Compensation—Achievement of 2016 Financial and Operating Objectives” table on page 38. Con Edison of New York achieved 14 out of the 14 operating objectives resulting in a weighting earned of 52.5% of the component target weighting.

Orange & Rockland Operating Objectives(1)	Unit of Measure	Target	Actual
Electric Service Reliability— Frequency	Outages Per Customer	≤ 1.20	0.99
Electric Service Reliability— Restoration Time	Minutes	≤ 115.5	106.7
Customer Experience	%	85.7	100
Respond to Gas Odor Calls within 30 Minutes	%	≥ 75.0	88.9
Gas Leaks
Workable Gas Leaks Total Gas Leaks	# #	≤ 20 ≤ 250	2 27
Damage Prevention Program	%	≥ 100.0	100
Gas Main Replacement Program	# of Feet	≥ 110,880	123,330
Storm Hardening / System Resiliency Projects	%	≥ 75.0	100
Major Capital Projects	%	≥ 80.0	80.0
Safety Index	%	≥ 87.5	87.5
Environmental Index	%	≥ 80.0	100
Storm Index	%	≥ 85.7	100
Employee Development Index	%	≥ 83.3	100

Footnote:

(1)	Operating objectives were weighted equally. The weightings earned for Orange & Rockland’s “operating objectives” component were determined based on the following scales:

Performance Indicators Achieved	Weighting Earned for McAvoy, Hoglund, and Moore(1)	Weighting Earned for Cawley(1)	Payout Relative to Target
13/13	1.75%	52.5%	175%
(Target) 11/13	1%	30%	100%
< 7/13	0%	0%	0%

Footnote:

(1)	The weightings earned, which were based on actual performance between performance goals, are shown on the “Executive Compensation Actions—Annual Incentive Compensation—Achievement of 2016 Financial and Operating Objectives” table on page 38. Orange & Rockland achieved 13 out of the 13 operating objectives resulting in a weighting earned of 52.5% of the component target weighting.

CONSOLIDATED EDISON, INC. – Proxy Statement	37

COMPENSATION DISCUSSION AND ANALYSIS

Achievement of 2016 Financial and Operating Objectives

The following table shows, for each Named Executive Officer, the target weightings assigned to the financial and operating objectives and the weightings earned based on achieving those objectives.

	McAvoy, Hoglund, and Moore		Ivey		Cawley
	Target	Earned	Target	Earned	Target	Earned
Financial Objectives
Adjusted Net Income
Adjusted Company Net Income	50%	67%	—	—	—	—
Adjusted Regulated Net Income	—	—	50%	46.5%	—	—
Adjusted Con Edison of New York Net Income	—	—	—	—	10%	9.4%
Adjusted Orange & Rockland Net Income	—	—	—	—	40%	34.8%
Other Financial Performance
Con Edison of New York Operating Budget	8%	9.5%	10%	11.9%	—	—
Con Edison of New York Capital Budget	10%	14%	10%	14%	—	—
Orange & Rockland Operating Budget	1%	1.3%	—	—	20%	25.8%
Clean Energy Businesses	1%	2%	—	—	—	—
Operating Objectives
Con Edison of New York	28%	49%	30%	52.5%	—	—
Orange & Rockland	1%	1.8%	—	—	30%	52.5%
Clean Energy Businesses	1%	1.5%	—	—	—	—
Total	100%	146.1%	100%	124.9%	100%	122.5%

2016 Annual Incentive Awards

In February 2017, the Compensation Committee evaluated and determined whether the applicable financial and operating objectives were satisfied. In assessing performance against the objectives, the Compensation Committee considered actual results achieved against the specific targets associated with each objective and, based on the results, determined the 2016 annual incentive awards. The Compensation Committee did not exercise discretion to adjust (upward or downward) the annual incentive award to be paid to each Named Executive Officer.

The following table shows the calculation of the 2016 annual incentive awards for each Named Executive Officer.

Name & Principal Position	Base Salary	×	Target Percentage	×	Weighting Earned	=	2016 Award
John McAvoy Chairman, President and Chief Executive Officer	$1,225,000		125%		146.1%		$2,237,200
Robert Hoglund Senior Vice President and Chief Financial Officer	$723,000		50%		146.1%		$528,200
Craig Ivey President, Con Edison of New York	$797,300		80%		124.9%		$796,600
Elizabeth D. Moore Senior Vice President and General Counsel	$609,500		50%		146.1%		$445,300
Timothy P. Cawley President and Chief Executive Officer, Orange & Rockland	$409,700		80%		122.5%		$401,500

38	CONSOLIDATED EDISON, INC. – Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Long-Term Incentive Compensation

Awards

Named Executive Officers are eligible to receive equity-based awards under the Company’s long term incentive plan. The Compensation Committee determines the target long-term incentive award value for each Named Executive Officer based on various factors, including:

•	Recommendations from the chief executive officer for each of the other Named Executive Officers;

•	A general assessment of each Named Executive Officer’s performance of his or her responsibilities; and

•

The level of long-term incentive compensation compared to key executives in the Company’s compensation peer group companies. (See footnote 2 to the table in “Executive Compensation Philosophy and Objectives—Competitive Positioning—Attraction and Retention” on page 30.)

Performance-Based Equity Awards

It is the Compensation Committee’s practice in the first quarter of each year to approve performance-based equity awards under the long term incentive plan for the Company’s Named Executive Officers. The Compensation Committee’s use of performance-based equity awards is intended to further reinforce the alignment of Named Executive Officer pay opportunities with stockholders by directly linking pay to the achievement of strong, sustained long-term financial and operating performance.

The performance units awarded to Named Executive Officers provide for the right to receive one share of Company Common Stock and/or a cash payment equal to the fair market value of one share of Company Common Stock for each unit awarded, subject to the satisfaction of certain pre-established long-term performance objectives. Named Executive Officers may elect to defer the receipt of the cash value of the award into the Company’s deferred income plan and/or to defer the receipt of the shares. Dividends are not paid and do not accrue on the units during the vesting period.

2016 Performance Unit Awards

The number of performance units awarded to the Named Executive Officers in 2016 for the 2016-2018 performance period is shown in the Grants of Plan-Based Awards Table on page 50. Payouts of performance units, if any, are calculated by a non-discretionary formula as follows:

Award X 30% X Adjusted EPS Percentage

plus

Award X 20% X Operating Objectives Percentage

plus

Award X 50% X Shareholder Return Percentage

“Award” is the annual award of performance units under the long term incentive plan. The target award of performance units is a percentage of base salary that varies based on each Named Executive Officer’s position as follows:

Target Award as a Percentage of Base Salary
John McAvoy Chairman, President and Chief Executive Officer	425%
Robert Hoglund Senior Vice President and Chief Financial Officer	200%
Craig Ivey President, Con Edison of New York	250%
Elizabeth D. Moore Senior Vice President and General Counsel	150%
Timothy P. Cawley President and Chief Executive Officer, Orange & Rockland	200%

“Adjusted EPS Percentage” is the payout relative to target over the performance period beginning January 1, 2016 and ending December 31, 2018 based on attainment of the Company’s three-year cumulative Adjusted EPS performance goal, set forth in the following table, that was established in the first quarter of 2016.

Three-Year Cumulative Adjusted EPS (weighting 30%)(1)
Performance Relative to Target	Performance Goal	Payout Relative to Target(2)
≥ 112%	≥ $13.57	200%
(Target) 100%	$12.12	100%
< 88%	< $10.67	0%

Footnotes:

(1)	Adjusted EPS is the Company’s earnings per share based on adjusted earnings, which excludes the impact of certain items from net income determined in accordance with GAAP.
(2)	Interpolated for actual performance between performance goals.

CONSOLIDATED EDISON, INC. – Proxy Statement	39

COMPENSATION DISCUSSION AND ANALYSIS

“Operating Objectives Percentage” is the payout relative to target over the performance period beginning January 1, 2016 and ending December 31, 2018 based on the attainment of the Company’s operating performance goals, set forth in the following table, that were established in the first quarter of 2016. These performance goals further long-term reliability and foster environmental sustainability.

Operating Objectives	Performance Goals(1)
	Threshold	Target		Maximum
Advanced Meter Infrastructure Work Plan (Weighting 5.0%)	2	3	(2)	4
Cyber Security Work Plan (Weighting 5.0%)	5	6	(3)	7
Gas Main Replacement (Number of Miles Completed) (Weighting 5.0%)	200	235		≥ 270
Growth in Renewable Portfolio (MW (AC)) (Weighting 5.0%)	127.5	255	(4)	≥ 382.5

Footnotes:

(1)	Payouts are relative to “Target” and are as follows: Threshold: 50%; Target: 100%; and Maximum: 150%. Payouts for Gas Main Replacement and Growth in Renewable Portfolio are interpolated for actual performance between performance goals.
(2)	Target approved by the Compensation Committee for 2016. The Compensation Committee to approve the annual work plan. Performance results are based on average achievement over the three-year period.
(3)	Target approved by the Compensation Committee for 2016. The Compensation Committee to approve the annual work plan. Performance results are based on average achievement over the three-year period. The target approved by the Compensation Committee for 2016 applies to the second year of the three-year performance period for the 2015 performance units.
(4)	Target approved by the Compensation Committee for 2016. The Compensation Committee to approve annual plan levels on a three-year cumulative basis. The target approved by the Compensation Committee for 2016 applies to the second year of the three-year performance period for the 2015 performance units (and the third year of the three-year performance period for the 2014 performance units).

“Shareholder Return Percentage” is the payout relative to target based on the cumulative change in Company total shareholder return over the performance period beginning January 1, 2016 and ending December 31, 2018 compared with the Company’s compensation peer group as constituted on the date the performance units were granted in 2016. In the event that the companies that make up the compensation peer group change during the performance period, the Compensation Committee will use the compensation peer group as constituted on the date the performance unit awards are granted. If a company ceases to be publicly traded before the end of the performance period, that company’s total shareholder returns will not be used to calculate the total shareholder return portion of the performance unit awards.

The Compensation Committee believes that total shareholder return is a performance goal that aligns executive compensation with the creation of stockholder value.

The level of performance units will be earned as follows:

Company Percentile Rating	Payout Relative to Target(1)
90th or greater	200%
(Target) 50th	100%
25th	25%
Below 25th	0%

Footnote:

(1)	Interpolated for actual performance between performance goals.

The actual payout of the performance unit awards to the Named Executive Officers for the 2016-2018 performance period may vary from zero to a maximum of 190% of such award, based on actual performance over the performance period. The maximum payout of the performance unit awards represents the weighted average under each of the performance objectives as follows:

	Maximum Percentage Payout	Target Weight	Weighted Average
Adjusted EPS	200%	30%	60%
Operating Objectives	150%	20%	30%
Shareholder Return	200%	50%	100%
TOTAL			190%

The Compensation Committee may exercise negative discretion to adjust the actual performance unit awards to be paid to a Named Executive Officer.

40	CONSOLIDATED EDISON, INC. – Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Calculation of Payout of 2014 Performance Unit Awards

Following the end of the relevant performance period for each outstanding performance unit award, the Compensation Committee reviews the Company’s achievement of the performance goals. The Compensation Committee evaluates and approves the Company’s performance relative to target and pays out the performance units in either cash and/or shares of Company Common Stock (as elected by the Named Executive Officer) based on the attainment of the performance goals.

For the 2014-2016 performance period, payouts of the performance units were calculated based on the following non-discretionary formula:

Award X 30% X Adjusted EPS Percentage

plus

Award X 20% X Operating Objectives Percentage

plus

Award X 50% X Shareholder Return Percentage

“Award” was the annual award of performance units under the long term incentive plan. The target award of performance units was a percentage of base salary that varies based on each Named Executive Officer’s position as follows:

Target Award as a Percentage of Base Salary
John McAvoy Chairman, President and Chief Executive Officer	375%
Robert Hoglund Senior Vice President and Chief Financial Officer	200%
Craig Ivey President, Con Edison of New York	250%
Elizabeth D. Moore Senior Vice President and General Counsel	150%
Timothy P. Cawley President and Chief Executive Officer, Orange & Rockland	200%

“Adjusted EPS Percentage” was the payout relative to target over the performance period that began January 1, 2014 and ended December 31, 2016 based on attainment of the Company’s three-year cumulative Adjusted EPS performance goal, set forth in the following table, that was established in the first quarter of 2014.

Three-Year Cumulative Adjusted EPS (weighting 30%)
Performance Relative to Target	Performance Goal	Payout Relative to Target(1)
≥ 112%	≥ $13.14	200%
(Target) 100%	$11.73	100%
< 88%	< $10.32	0%
ACTUAL	$11.96(2)	116.3%

Footnotes:

(1)	Interpolated for actual performance between performance goals.
(2)	Excludes the effects of the 2014 gain on Con Edison Clean Energy Businesses, Inc.’s sale of solar electric production projects and loss from lease in/lease out transactions, the 2016 gain on sale of its retail supply businesses and goodwill impairment related to its energy service business, and its net mark-to-market effects. Also, excludes 2015 impairment of assets held for sale of Pike County Light & Power Company.

CONSOLIDATED EDISON, INC. – Proxy Statement	41

COMPENSATION DISCUSSION AND ANALYSIS

“Operating Objectives Percentage” was the payout relative to target over the performance period that began January 1, 2014 and ended December 31, 2016 based on the attainment of the Company’s operating performance goals, set forth in the following table, that were established in the first quarter of 2014.

Operating Objectives	Performance Goals(1)			Payout Relative to Target
	Threshold	Target	Maximum
System Hardening and Resiliency Projects (Weighting 10%)	83	93	≥ 103	102 / 145%
Growth in Renewable Portfolio (MW (AC)) (Weighting 5%)	231.5	463 (2)	≥ 694.5	786 / 150%
SF6 Gas Emissions Pounds of Gas Emitted (Weighting 2.5%)	51,750	45,000	≤ 38,250	38,892 / 145.2%
Opacity Occurrences Number of Occurrences (Weighting 2.5%)	207	180	≤ 153	89 / 150%
TOTAL				147.0%

Footnotes:

(1)	Payouts were relative to “Target” and were as follows: Threshold: 50%; Target: 100%; and Maximum: 150%. Payouts were interpolated for actual performance between performance goals.
(2)	The Compensation Committee approved annual plan levels on a three-year cumulative basis, 2014-2016. Target amount represents the sum of the three annual targets as approved by the Compensation Committee.

“Shareholder Return Percentage” was the payout relative to target based on the cumulative change in Company total shareholder return over the performance period that began January 1, 2014 and ended December 31, 2016 compared with the Company’s compensation peer group as constituted on the date the performance units were granted in 2014. In the event that the companies that made up the compensation peer group changed during the performance period, the Compensation Committee used the compensation peer group as constituted on the date the performance unit awards were granted. If a company ceased to be publicly traded before the end of the performance period, that company’s total shareholder returns was not used to calculate the total shareholder return portion of the performance unit awards.

The level of performance units earned was as follows:

Company Percentile Rating	Payout Relative to Target(1)
90th or greater	200%
(Target) 50th	100%
25th	25%
Below 25th	0%
ACTUAL 56th	115%

Footnote:

(1)	Interpolated for actual performance between performance goals.

The payout of the performance unit awards represents the weighted average of the percentage payout under each of the performance objectives as follows:

	Maximum Percentage Payout	Target Weight	Actual Result	Weighted Result
Adjusted EPS	200%	30%	116.3%	34.9%
Operating Objectives	150%	20%	147%	29.4%
Shareholder Return	200%	50%	115%	57.5%
TOTAL	190%			121.8%

The Compensation Committee did not exercise negative discretion to adjust the actual performance unit awards to be paid to a Named Executive Officer.

42	CONSOLIDATED EDISON, INC. – Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

The following table shows, for each Named Executive Officer, the calculation of the payout with respect to the performance units for the 2014–2016 performance period:

Name & Principal Position	2014 Award	Weighted Result	2014-2016 Payout Total
John McAvoy Chairman, President and Chief Executive Officer	83,700	121.8%	101,947
Robert Hoglund Senior Vice President and Chief Financial Officer	26,000	121.8%	31,668
Craig Ivey President, Con Edison of New York	35,000	121.8%	42,630
Elizabeth D. Moore Senior Vice President and General Counsel	16,000	121.8%	19,488
Timothy P. Cawley President and Chief Executive Officer, Orange & Rockland	15,000	121.8%	18,270

RETIREMENT AND OTHER BENEFITS

The Company provides employees with a range of retirement and welfare benefits that reflects the competitive practices of the utility industry. These benefits assist the Company in attracting, retaining and motivating employees critical to its long-term success. Named Executive Officers are eligible for benefits under the following Company plans:

•	Tax-qualified retirement plan and its related non-qualified supplemental retirement income plan (collectively, the “retirement plans”);

•	Tax-qualified savings plan and its related non-qualified deferred income plan;

•	Stock purchase plan; and

•	Health and welfare plans.

Retirement Plans

The Company maintains a tax-qualified retirement plan that covers substantially all the Company’s employees. All management employees, including Named Executive Officers, whose benefits under the plan are limited by the Internal Revenue Code, are eligible to participate in a non-qualified supplemental retirement income plan. The retirement plans and the estimated retirement benefits payable to the Named Executive Officers (determined on a present value basis) are described in the Pension Benefits Table and the narrative to the Pension Benefits Table on pages 53 to 54. There were no changes to the retirement plans for plan year 2016 with respect to the Named Executive Officers.

As required by Securities and Exchange Commission rules, the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column of the Summary Compensation Table on page 48 sets forth the year-over-year change in the actuarial present value of the accumulated pension benefits for each Named Executive Officer under the retirement plans. The Company did not provide above-market or preferential earnings with respect to the non-qualified deferred compensation arrangements in the years reported.

The change in the actuarial present value of an accumulated pension benefit is subject to many external variables, including fluctuations in interest rates and changes in actuarial assumptions, and does not represent actual compensation paid to the Named Executive Officers in 2016. Instead, the amounts represent changes in the estimated retirement benefits payable to the Named Executive Officers based on the year-over-year difference between the amounts required to be disclosed in the Pension Benefits Table on page 54 as of December 31, 2016 and the amounts reported in the Pension Benefits Table in the 2016 proxy statement on page 54.

The change in the present value of Mr. McAvoy’s accumulated pension benefit resulted primarily from his salary increase upon his promotion to chief executive officer in 2013. For management employees who participate in the retirement plan and who were hired before January 1, 2001, including

CONSOLIDATED EDISON, INC. – Proxy Statement	43

COMPENSATION DISCUSSION AND ANALYSIS

Mr. McAvoy, a “final average salary” formula is used to determine a participant’s pension benefit. The “final average salary” includes a participant’s highest average salary for the 48 consecutive months within the 120 consecutive months prior to retirement. (See narrative to the Pension Benefits Table on page 53.) Mr. McAvoy’s higher earnings as chief executive officer in 2016 replaced lower earnings during a portion of the 48 consecutive month “final average salary” period resulting in a higher “final average salary” pursuant to the pension formula.

Savings Plans

The Company maintains a tax-qualified savings plan that covers substantially all of the Company’s employees. All employees, including the Named Executive Officers, whose benefits under the plan are limited by the Internal Revenue Code, are eligible to participate in a deferred income plan, a non-qualified deferred compensation plan. Named Executive Officers may defer a portion of their salary into the deferred income plan. The deferred income plan is described in the narrative to the Non-Qualified Deferred Compensation Table on page 55. Company matching contributions allocated to the Named Executive Officers under the savings plan and deferred income plan are included in the “All Other Compensation” column of the Summary Compensation Table on page 48.

Employees who participate in the savings plan, including the Named Executive Officers, may contribute up to 50% of their compensation on a before-tax basis and/or an after-tax basis, into their savings plan accounts. For participating employees whose retirement plan benefit is based on the final average salary formula, including Messrs. McAvoy and Cawley, the Company matches 50% for each dollar contributed by such employees on the first six percent (6%) of their regular earnings. For participating employees whose retirement plan benefit is determined using the cash balance formula, including Messrs. Hoglund and Ivey and Ms. Moore, the Company matches 100% for each dollar contributed by such employees on the first four percent (4%) of their regular earnings plus an additional 50% for each dollar contributed on the next four percent (4%) of their regular earnings. The final average salary formula and the cash balance formula under the retirement plan are described in the narrative to the Pension Benefits Table on page 53.

Pursuant to the Internal Revenue Code, effective for 2016, the savings plan limits the “additions” that can be made to a participating employee’s account to $53,000 per year. “Additions” include Company matching contributions, before-tax contributions made by a participating employee under Section 401(k) of the Internal Revenue Code, and employee after-tax contributions. Of those additions, the maximum before-tax contribution was $18,000 per year (or $24,000 per year for participants age 50 and over). In addition, no more than $265,000 of annual compensation may be taken into account in computing benefits under the savings plan.

Stock Purchase Plan

The stock purchase plan covers substantially all of the Company’s employees, including the Named Executive Officers, and provides the opportunity to purchase shares of Company Common Stock. The stock purchase plan is described in Note M to the financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December  31, 2016.

Health and Welfare Plans

Active employee benefits, such as medical, prescription drug, dental, vision, life insurance and disability coverage, are available to substantially all employees, including the Named Executive Officers, through the Company’s health and welfare benefits plans. Employees contribute toward the cost of the health plans by paying a portion of the premium costs on a pre-tax basis. Employees may purchase additional life insurance and disability coverage on an after-tax basis. Officers, including the Named Executive Officers, may purchase supplemental health benefits on an after-tax basis with the option to continue their participation following retirement. The Company also provides all employees with paid time-off benefits, such as vacation and sick leave.

Perquisites and Personal Benefits

The Company provides certain officers, including the Named Executive Officers, with limited, specific perquisites that are competitive with industry practices. The Compensation Committee reviews the level of perquisites and personal benefits annually. The Company provides the following perquisites, the costs of which, if used by a Named Executive Officer in 2016, are set forth in the “All Other Compensation” column of the Summary Compensation Table on page 48:

•	Supplemental health insurance;

•	Reimbursement for reasonable costs of financial planning; and

•	A company vehicle and, in the case of the chief executive officer, a company vehicle and driver.

44	CONSOLIDATED EDISON, INC. – Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Severance and Change of Control Benefits

The Company provides for the payment of severance benefits upon certain types of employment terminations. Providing severance and change of control benefits assists the Company in attracting and retaining executive talent and reduces the personal uncertainty that executives are likely to feel when considering a corporate transaction. These arrangements also provide valuable retention incentives that focus executives on completing such transactions, thus, enhancing long-term stockholder value. The compensation under the various circumstances that trigger payments or provision of benefits upon termination or a change of control was chosen to be broadly consistent with prevailing competitive practices.

Officers of the Company, including the Named Executive Officers, are provided benefits under the officers’ severance program. The severance benefits payable to each Named Executive Officer are described in footnotes 2 and 3 to the Potential Payments Upon Termination of Employment or Change of Control table on pages 57 to 58. The estimated severance benefits that each Named Executive Officer would be entitled to receive upon a hypothetical termination of employment are set forth in the applicable Potential Payments Upon Termination of Employment or Change of Control table beginning on page 57.

STOCK OWNERSHIP GUIDELINES

The Company has stock ownership guidelines for certain officers, including the Named Executive Officers. The stock ownership guidelines for the Company’s Named Executive Officers are as follows:

Title	Multiple of Base Salary
Chief Executive Officer	3 × base salary
Chief Financial Officer	2 × base salary
President of Con Edison of New York	2 × base salary
President and Chief Executive Officer of Orange & Rockland	2 × base salary
General Counsel	1 × base salary

Officers of the Company subject to the guidelines have five years from January 1st after their appointment to one of the covered title or promotion to a position with a higher ownership requirement to meet the guidelines. In January 2017, it was determined that, as of December 31, 2016, these officers have either met their ownership milestones or are making reasonable progress towards their milestones.

The officers covered by the guidelines are expected to retain for at least one year a minimum of 25% of the net shares acquired upon exercise of stock options and 25% of the net shares acquired pursuant to vested restricted stock and restricted stock unit grants until their holdings of common stock equal or exceed their applicable ownership guidelines.

For purposes of the guidelines:

•

“Stock ownership” includes the value of the officers’ individually-owned shares, the value of vested restricted shares and performance based restricted shares, and shares held under the Company’s benefit plans. Equity-based incentive compensation held by the Company’s officers is based 100% on performance. Restricted stock and restricted stock units do not vest until the end of the performance period and performance is determined by the Compensation Committee.

•	The one-year period is measured from the date the stock options are exercised or the restricted stock or restricted stock units vest, as applicable.

•	“Net shares” means the shares remaining after sale of shares necessary to pay the related tax liability and, if applicable, exercise price.

NO HEDGING NOR PLEDGING

To encourage a long-term commitment to the Company’s sustained performance, the Company’s policies prohibit all directors, officers, including the Named Executive Officers, financial personnel, and certain other individuals from shorting, hedging, and pledging Company securities or holding Company securities in a margin account.

RECOUPMENT POLICY

In 2010, the Company adopted a Recoupment Policy (commonly referred to as a “clawback policy”). The Recoupment Policy allows the Company to recoup excess incentive-based compensation received by any current or former officer during the three-year period preceding the date on which the Company’s Audit Committee determines that the Company is required to prepare an accounting restatement due to the Company’s material noncompliance with any financial reporting requirement under the securities laws. The Recoupment Policy applies to the long-term incentive-based compensation awards under the Company’s long term incentive plan, and the incentive-based compensation payments made under the Company’s annual incentive plan.

CONSOLIDATED EDISON, INC. – Proxy Statement	45

COMPENSATION DISCUSSION AND ANALYSIS

TAX DEDUCTIBILITY OF PAY

Section 162(m) of the Internal Revenue Code places a limit of $1 million on the amount of compensation that the Company may deduct in any one year with respect to each of the Named Executive Officers, other than the chief financial officer, employed by the Company on the last day of the fiscal year. There is an exception to the $1 million limitation for performance-based compensation meeting certain requirements. While the Compensation Committee considers the tax impact of Section 162(m), the Compensation Committee has determined that it is appropriate to maintain flexibility in compensating Named Executive Officers in a manner intended to promote varying corporate goals, recognizing that certain amounts paid to Named Executive Officers in excess of $1 million may not be deductible under Section 162(m). Accordingly, while the Compensation Committee strives to award executive compensation that meets the deductibility requirements, it has reserved the right to enter into compensation arrangements under which payments are not deductible on account of Section 162(m). For 2016, the Company estimates that approximately $1,740,000, $1,971,000, and $931,000 of the compensation paid to Mr. McAvoy, Mr. Ivey, and Ms. Moore, respectively, was not deductible for federal income tax purposes.

46	CONSOLIDATED EDISON, INC. – Proxy Statement

COMPENSATION RISK MANAGEMENT

COMPENSATION RISK MANAGEMENT

In 2016, the Compensation Committee asked Mercer to undertake a risk assessment of the Company’s compensation programs to determine whether the Company’s compensation policies and practices for employees, generally, would reasonably be expected to have a material adverse effect on the Company’s risk management and create incentives that could lead to excessive or inappropriate risk taking by employees. The Compensation Committee also asked management to review the assessment. Based on Mercer’s risk assessment findings, with which the Compensation Committee and management concur, the Company’s compensation programs are not reasonably likely to have a material adverse effect on the Company’s risk management or create incentives that could lead to excessive or inappropriate risk taking by employees.

Among the relevant features of the Company’s compensation programs that mitigate risk are:

•	A recoupment policy applicable to all Company officers with respect to incentive-based compensation;

•	Annual and long-term incentives under the Company’s compensation programs appropriately balanced between annual and long-term financial performance goals that are tied to key goals that are expected to enhance stockholder value;

•	Annual and long-term incentives tied to multiple performance goals to reduce undue weight on any one goal;

•	Non-financial performance factors used in determining the actual payout of annual incentive compensation as a counterbalance to financial performance goals;

•	Compensation programs designed to deliver a significant portion of compensation in the form of long-term incentives, discouraging excessive focus on annual results;

•	Performance-based equity awards based on performance over a three-year period, focusing on sustainable performance over a three-year cycle rather than any one year;

•	Annual and long-term incentive awards that are subject to appropriate payment caps and Compensation Committee discretion to reduce payouts; and

•	Share ownership guidelines that further the long-term interests of executives and stockholders, and restrictions on shorting, hedging, and pledging Company securities.

CONSOLIDATED EDISON, INC. – Proxy Statement	47

SUMMARY COMPENSATION TABLE

SUMMARY COMPENSATION TABLE

The following table sets forth certain information with respect to the compensation for the Named Executive Officers for the fiscal years ended December 31, 2016, 2015 and 2014. Information for Mr. Cawley for fiscal years ended December 31, 2014 is not provided because he was not a Named Executive Officer in that year.

Name & Principal Position	Year	Salary	Bonus	Stock Awards(1)	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings(3)	All Other Compensation(4)	Securities and Exchange Commission Total(5)	Securities and Exchange Commission Total Without Change in Pension Value(6)
John McAvoy	2016	$1,220,767	$—	$6,176,408	$2,237,200	$5,103,773	$64,256	$14,802,404	$9,698,631
Chairman, President and Chief Executive Officer	2015	$1,171,350	$—	$3,987,654	$1,776,600	$4,030,677	$59,392	$11,025,673	$6,994,996
	2014	$1,140,000	$—	$3,055,887	$1,711,100	$3,724,321	$54,380	$9,685,688	$5,961,367

Robert Hoglund	2016	$721,242	$—	$1,739,205	$528,200	$134,593	$59,272	$3,182,512	$3,047,919
Senior Vice President and Chief Financial Officer	2015	$700,200	$—	$1,268,799	$531,100	$142,890	$55,970	$2,698,959	$2,556,069
	2014	$679,742	$—	$949,260	$511,500	$814,137	$54,178	$3,008,817	$2,194,680

Craig Ivey President, Con Edison of New York	2016	$795,367	$—	$2,393,265	$796,600	$155,369	$61,341	$4,201,942	$4,046,573
	2015	$772,225	$—	$1,754,100	$831,100	$118,048	$58,922	$3,534,395	$3,416,347
	2014	$748,058	$—	$1,277,850	$855,000	$230,725	$57,813	$3,169,446	$2,938,721
Elizabeth D. Moore	2016	$608,017	$—	$1,100,010	$445,300	$125,952	$51,049	$2,330,328	$2,204,376
Senior Vice President and General Counsel	2015	$590,267	$—	$801,039	$447,700	$108,323	$49,290	$1,996,619	$1,888,296
	2014	$573,017	$—	$584,160	$431,200	$128,517	$46,955	$1,763,849	$1,635,332

Timothy P. Cawley	2016	$409,033	$—	$995,955	$401,500	$559,125	$30,587	$2,396,200	$1,837,075
President and Chief Executive Officer, Orange & Rockland	2015	$400,725	$—	$725,028	$233,000	$550,075	$30,074	$1,938,902	$1,388,827

Footnotes:

(1)	Dividends are not paid and do not accrue on awards during the vesting period. Amounts shown do not reflect the payment or accrual of dividends during the vesting period for any portion of the awards and otherwise reflect the assumptions used for the Company’s financial statements. (See Note M to the financial statements in the Company’s Annual Report on Form 10-K.) Actual value to be realized, if any, on awards by the Named Executive Officers will depend on the satisfaction of certain pre-established objectives, the performance of Company Common Stock, and the Named Executive Officer’s continued service. The awards granted for fiscal year 2016 are set forth on the Grants of Plan-Based Awards Table on page 50. Based on the fair value at grant date, the following are the maximum potential values of the performance units for the 2016-2018 performance period granted under the long term incentive plan assuming maximum level of performance is achieved: Mr. McAvoy $11,735,174; Mr. Hoglund $3,304,490; Mr. Ivey $4,547,204; Ms. Moore $2,090,019; and Mr. Cawley $1,892,315.
(2)	The amounts paid were awarded under the annual incentive plan.
(3)	Amounts do not represent actual compensation paid to the Named Executive Officers. Instead, the amounts represent the aggregate change in the actuarial present value of the accumulated pension benefit based on the difference between the amounts required to be disclosed in the Pension Benefits Table for the year indicated and the amounts reported or that would have been reported in the Pension Benefits Table for the previous year. The Company did not provide above-market or preferential earnings with respect to the non-qualified deferred compensation arrangements.
The change in the present value of Mr. McAvoy’s accumulated pension benefit resulted primarily from his salary increase upon his promotion to chief executive officer in 2013. For management employees who participate in the retirement plan and who were hired before January 1, 2001, including Mr. McAvoy, a “final average salary” formula is used to determine a participant’s pension benefit. The “final average salary” includes a participant’s highest average salary for the 48 consecutive months within the 120 consecutive months prior to retirement. Mr. McAvoy’s higher earnings as chief executive officer in 2016 replaced lower earnings during a portion of the 48 consecutive month “final average salary” period resulting in a higher “final average salary” pursuant to the pension formula. See “Retirement and Other Benefits—Retirement Plans” on page 43 and narrative to the Pension Benefits Table on page 53.

48	CONSOLIDATED EDISON, INC. – Proxy Statement

SUMMARY COMPENSATION TABLE

(4)	For 2016, the amount reported in the “All Other Compensation” column for each Named Executive Officers is as follows:

	McAvoy	Hoglund	Ivey	Moore	Cawley
Personal use of Company provided vehicle	$5,298	$4,283	$435	$6,734	$7,516
Driver costs	$1,451	$—	$—	$—	$—
Financial planning	$18,500	$10,800	$10,800	$10,800	$10,800
Supplemental health insurance	$2,384	$2,384	$2,384	$833	$—
Company matching contributions: Qualified savings plan	$7,950	$14,430	$15,900	$12,101	$7,950
Non-qualified savings plan	$28,673	$27,375	$31,822	$20,581	$4,321
Total	$64,256	$59,272	$61,341	$51,049	$30,587

The value of the items in the table are based on the aggregate incremental cost, which except for the Company provided vehicle, is the actual cost to the Company. The cost of the Company provided vehicle was determined based on the personal use of the vehicle as a percentage of total usage compared to the lease value of the vehicle.

(5)	As per the applicable Securities and Exchange Commission (SEC) rules, represents, for each Named Executive Officer, the total of amounts shown for the Named Executive Officer in all other columns of the table.
(6)	To show the effect that the year-over-year change in pension value had on total compensation, this column is included to show total compensation minus the change in pension value. The amounts reported in the “Securities and Exchange Commission Total Without Change in Pension Value” column may differ substantially from the amounts reported in the “Securities and Exchange Commission Total” column required under SEC rules and are not a substitute for total compensation. The “Securities and Exchange Commission Total Without Change in Pension Value” column represents total compensation, as required under applicable SEC rules, minus the change in pension value reported in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column. See “Retirement and other Benefits—Retirement Plans” on page 43.

CONSOLIDATED EDISON, INC. – Proxy Statement	49

GRANTS OF PLAN-BASED AWARDS TABLE

GRANTS OF PLAN-BASED AWARDS TABLE

The following table sets forth certain information with respect to the grant of equity plan awards and non-equity incentive plan awards awarded to the Named Executive Officers for the fiscal year ended December 31, 2016.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			Grant Date Fair Value of Stock Awards(3) ($)
Name & Principal Position	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
John McAvoy Chairman, President and Chief Executive Officer	2/1/2016	$153,100	$1,225,000	$2,358,100	2,078	83,100	157,890	$6,176,408

Robert Hoglund Senior Vice President and Chief Financial Officer	2/1/2016	$45,200	$361,500	$695,900	585	23,400	44,460	$1,739,205

Craig Ivey President, Con Edison of New York	2/1/2016	$79,700	$637,800	$1,227,800	805	32,200	61,180	$2,393,265

Elizabeth D. Moore Senior Vice President and General Counsel	2/1/2016	$38,100	$304,800	$586,700	370	14,800	28,120	$1,100,010

Timothy P. Cawley President and Chief Executive Officer, Orange & Rockland	2/1/2016	$41,000	$327,800	$631,000	335	13,400	25,460	$995,955

Footnotes:

(1)	Represents annual cash incentive award opportunity awarded under the Company’s annual incentive plan. (See “Executive Compensation Actions—Annual Incentive Compensation” beginning on page 34.)
(2)	Represents grants of performance units for the 2016-2018 performance period granted under the Company’s long term incentive plan. (See “Executive Compensation Actions—Long-Term Incentive Compensation” beginning on page 39.) Based on the fair value at grant date, the following are the maximum potential values of the performance units for the 2016-2018 performance period granted under the long term incentive plan assuming maximum level of performance is achieved: Mr. McAvoy $11,735,174; Mr. Hoglund $3,304,490; Mr. Ivey $4,547,204; Ms. Moore $2,090,019; and Mr. Cawley $1,892,315.
(3)	The “Grant Date Fair Value of Stock Awards” column reflects the grant date fair value of the performance units for the 2016-2018 performance period. (See footnote 1 to the Summary Compensation Table on page 48.)

50	CONSOLIDATED EDISON, INC. – Proxy Statement

OUTSTANDING EQUITY AWARDS TABLE

OUTSTANDING EQUITY AWARDS TABLE

The following table sets forth certain information with respect to all unvested stock awards previously awarded to the Named Executive Officers as of the fiscal year ended December 31, 2016.

	STOCK AWARDS(1)
Name & Principal Position	Equity Incentive Plan Awards: Number of unearned shares, units or other rights held that have not vested		Equity Incentive Plan Awards: Market or Payout Value of unearned shares, units or other rights that have not vested
John McAvoy	68,200	(2)	$5,024,976
Chairman, President and Chief Executive Officer	83,100	(3)	$6,122,808
Robert Hoglund	21,700	(2)	$1,598,856
Senior Vice President and Chief Financial Officer	23,400	(3)	$1,724,112
Craig Ivey	30,000	(2)	$2,210,400
President, Con Edison of New York	32,200	(3)	$2,372,496
Elizabeth D. Moore	13,700	(2)	$1,009,416
Senior Vice President and General Counsel	14,800	(3)	$1,090,464
Timothy P. Cawley	12,400	(2)	$913,632
President and Chief Executive Officer, Orange & Rockland	13,400	(3)	$987,312

Footnotes:

(1)	Value of unvested performance-based equity awards using the closing price of $73.68 for a share of Company Common Stock on December 31, 2016.
(2)	The number of performance units and payment amount of the performance units will be determined as of December 31, 2017 based on satisfaction of performance goals for the 2015-2017 performance cycle.
(3)	The number of performance units and payment amount of the performance units will be determined as of December 31, 2018 based on satisfaction of performance goals for the 2016-2018 performance cycle.

CONSOLIDATED EDISON, INC. – Proxy Statement	51

OPTION EXERCISES AND STOCK VESTED TABLE

OPTION EXERCISES AND STOCK VESTED TABLE

The following table sets forth certain information with respect to all stock awards vested in 2016 for the Named Executive Officers.

	STOCK AWARDS(1)
Name & Principal Position	Number of Shares Acquired on Vesting	Value Realized on Vesting
John McAvoy Chairman, President and Chief Executive Officer	101,947	$7,512,474
Robert Hoglund Senior Vice President and Chief Financial Officer	31,668	$2,333,615
Craig Ivey President, Con Edison of New York	42,630	$3,141,405
Elizabeth D. Moore Senior Vice President and General Counsel	19,488	$1,436,071
Timothy P. Cawley President and Chief Executive Officer, Orange & Rockland	18,270	$1,346,316

Footnote:

(1)	Represents the vesting of each Named Executive Officer’s performance unit award for the 2014-2016 performance period, valued at $73.69, the closing price of Company Common Stock on February 14, 2017. Actual value realized by each Named Executive Officer will depend on each individual’s payout election under the Company’s long term incentive plan.

52	CONSOLIDATED EDISON, INC. – Proxy Statement

PENSION BENEFITS

PENSION BENEFITS

Retirement Plan Benefits

The retirement plan, a tax qualified retirement plan, covers substantially all of the Company’s employees. The supplemental retirement income plan provides certain highly compensated employees, including the Named Executive Officers, whose benefits are limited by the Internal Revenue Code, with that portion of their retirement benefit that represents the difference between: (i) the amount they would have received under the retirement plan absent Internal Revenue Code limitations on the amount of final average salary that may be considered in calculating pension benefits and the amount of pension benefits payable; and (ii) the amount actually paid from the retirement plan. All amounts under the supplemental retirement income plan are paid out of the Company’s general assets.

For management employees hired before January 1, 2001, including Messrs. McAvoy and Cawley, the retirement plan provides pension benefits based on: (i) the participant’s highest average salary for 48 consecutive months within the 120 consecutive months prior to retirement (“final average salary”); (ii) the portion of final average salary in excess of the Social Security taxable wage base in the year of retirement; and (iii) the participant’s length of service. For purposes of the retirement plan, a participant’s salary for a year is deemed to include any award under the Company’s annual incentive plans for that year. Participants in the retirement plans whose age and years of service equal 75 are entitled to an annual pension benefit for life, payable in monthly installments or, effective June 1 2017, in a lump sum. Participants may earn increased pension benefits by working additional years. Benefits payable to a participant who retires between ages 55 and 59 with less than 30 years of service are subject to a reduction of one and a half percent (1.5%) for each full year of retirement before age 60. Early retirement reduction factors are not applied to pensions of participants electing retirement at age 55 or older with at least 30 years of service. Effective January 1, 2013, the portion of future benefits earned and payable at retirement to participants who were under age 50 prior to 2013 and who retire between ages 55 and 59 are subject to an early retirement reduction. The reduction applied to benefits earned after 2012 is five percent (5%) for each full year of retirement before age 60. The retirement plan provides an annual adjustment equal to the lesser of three percent (3%) or three-quarters (3/4) of the annual increase in the Consumer Price Index to offset partially the effects of inflation.

For management employees hired on or after January 1, 2001, including Messrs. Hoglund and Ivey and Ms. Moore, the retirement plan provides pension benefits based on a cash balance formula under which benefits accrue at the end of each calendar quarter. Benefit distributions are made in the form of an immediate or deferred lifetime annuity but participants may also elect a lump sum payment. The crediting percent, which can range from four percent (4%) to seven percent (7%), depending on the participant’s age and years of service, is applied to the participant’s base salary and annual incentive award (“Earnings”) during the quarter. In addition, a participant whose Earnings exceed the Social Security Wage Base ($118,500 for 2016) will receive a four percent (4%) credit on the amount of his or her Earnings that exceed the Social Security Wage Base. The cash balance account of participants is credited with interest quarterly at a rate equal to one-quarter (1/4) of the annual interest rate payable on the 30-year U.S. Treasury bond, subject to a minimum annual rate of three percent (3%) and a maximum annual rate of nine percent (9%). The following table shows how this works:

Age Plus Years of Service	Rate on Earnings	Plus	Rate on Earnings Above Social Security Wage Base
Under 35	4%		4%
35–49	5%		4%
50–64	6%		4%
Over 64	7%		4%

From June 1, 2017 through December 31, 2021, management employees hired before January 1, 2017 may make an irrevocable election to have future company contributions made to the savings plan in lieu of the cash balance formula. Supplemental benefits will be provided under the deferred income plan if qualified plan benefits are restricted by Internal Revenue Service limits.

CONSOLIDATED EDISON, INC. – Proxy Statement	53

PENSION BENEFITS

Pension Benefits Table

The following table shows certain pension benefits information for each Named Executive Officer as of December 31, 2016.

Name & Principal Position	Plan Name	Number of Years Credited Service		Present Value of Accumulated Benefit(1)		Payments during Last Fiscal Year
John McAvoy Chairman, President and Chief Executive Officer	Retirement Plan Supplemental Retirement Income Plan	37 37		$ $	1,822,968 14,859,460	$ $	0 0
Robert Hoglund Senior Vice President and Chief Financial Officer	Retirement Plan Supplemental Retirement Income Plan	13 18	(2)	$ $	307,843 1,750,883	$ $	0 0
Craig Ivey President, Con Edison of New York	Retirement Plan Supplemental Retirement Income Plan	7 7		$ $	166,435 902,965	$ $	0 0
Elizabeth D. Moore Senior Vice President and General Counsel	Retirement Plan Supplemental Retirement Income Plan	7 7		$ $	190,353 576,371	$ $	0 0
Timothy P. Cawley President and Chief Executive Officer, Orange & Rockland	Retirement Plan Supplemental Retirement Income Plan	29 29		$ $	1,439,485 2,335,732	$ $	0 0

Footnotes:

(1)	Amounts were calculated as of December 31, 2016, using the assumptions that were used for the Company’s financial statements. (See Note E to the financial statements in the Company’s Annual Report on Form 10-K for material assumptions.)
(2)	As part of Mr. Hoglund’s employment offer in 2004, the Company agreed to provide Mr. Hoglund credit for an additional ten years of service in the cash balance formula to offset part of the long-term incentives forfeited upon leaving his previous employer. Five of the additional ten years of service were credited on April 1, 2014 after he completed ten years of continuous employment and the remaining five years will be credited after he completes 15 years of continuous service. The portion of Mr. Hoglund’s retirement benefit that is attributable to the additional years of service provided by the Company ($666,055 as of December 31, 2016) will be paid under the supplemental retirement income plan.

54	CONSOLIDATED EDISON, INC. – Proxy Statement

NON-QUALIFIED DEFERRED COMPENSATION

NON-QUALIFIED DEFERRED COMPENSATION

Deferred Income Plan

The savings plan, a tax-qualified savings plan, covers substantially all of the Company’s employees. The savings plan is described on page 44. All employees, including Named Executive Officers, whose benefits under the savings plan are limited by the Internal Revenue Code, are eligible to defer a portion of their salary into the deferred income plan, a non-qualified deferred compensation plan. The deferred income plan permits participating officers to defer on a before-tax basis: (i) up to 50% of their base salary; (ii) all or a portion of their annual incentive award; and (iii) the cash value of any restricted stock unit awards (including any dividend equivalents). Deferrals (including any investment returns thereon) are fully vested. In addition, under the deferred income plan, the Company will credit participating employees with a Company matching contribution on that portion of their contributions that cannot be matched under the savings plan because of Internal Revenue Code limitations. Earnings on amounts contributed under the deferred income plan reflect investment in accordance with participating employees’ investment elections. Deferrals and any earnings thereon are always 100% vested. Company matching contributions vest

100% three years after a participating employee’s date of hire. There were no above-market or preferential earnings with respect to the deferred income plan. Individuals participating in the deferred income plan may elect to receive the performance of funds institutionally managed by the Nationwide Insurance Company. Participants may change their investment allocation once per calendar quarter. All amounts distributed from the deferred income plan are paid out of the Company’s general assets.

Amounts deferred, if any, under the savings plan and the deferred income plan by the Named Executive Officers are included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table on page 48. Company matching contributions allocated to the Named Executive Officers under the savings plan and the deferred income plan are shown in the “All Other Compensation” column of the Summary Compensation Table on page 48. Amounts realized upon vesting of stock awards that were deferred into the deferred income plan, if any, are shown on the “Value Realized on Vesting” column of the Option Exercises and Stock Vested Table on page 52.

CONSOLIDATED EDISON, INC. – Proxy Statement	55

NON-QUALIFIED DEFERRED COMPENSATION

Non-Qualified Deferred Compensation Table

The following table sets forth certain information with respect to non-qualified deferred compensation for each Named Executive Officer as of December 31, 2016.

Name & Principal Position	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY(2)	Aggregate Earnings/(Losses) in Last FY(3)	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(4)
John McAvoy Chairman, President and Chief Executive Officer	$737,593	$28,673	$98,147	$0	$1,057,898
Robert Hoglund Senior Vice President and Chief Financial Officer	$116,164	$27,375	$63,627	$0	$854,770
Craig Ivey President, Con Edison of New York	$408,298	$31,822	$136,647	$0	$2,186,243
Elizabeth D. Moore Senior Vice President General Counsel	$27,441	$20,581	$94,797	$0	$1,650,850
Timothy P. Cawley President and Chief Executive Officer, Orange & Rockland	$8,642	$4,321	$6,071	$0	$155,238

Footnotes:

(1)	Amounts set forth under “Executive Contributions in Last FY” column are reported in either: (i) the “Salary” column of the Summary Compensation Table; (ii) the “Value Realized on Vesting” column of the Option Exercises and Stock Vested Table; or (iii) the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table of the Company’s proxy statements for its 2016 and 2017 annual meetings of stockholders, as applicable.
(2)	The amounts set forth under the “Registrant Contributions in Last FY” column are reported in the “All Other Compensation” column of the Summary Compensation Table on page 48.
(3)	Represents earnings or losses on accounts for fiscal year 2016. No amounts set forth under “Aggregate Earnings/(Losses) in Last FY” column have been reported in the Summary Compensation Table on page 48, as there were no above-market or preferential earnings credited to any Named Executive Officer’s account.
(4)	Aggregate account balances as of December 31, 2016:

	McAvoy	Hoglund	Ivey	Moore	Cawley
Executive Contributions	$865,830	$386,333	$1,675,900	$1,267,390	$101,838
Company Matching Contributions	$92,334	$182,772	$151,666	$102,929	$15,157
Earnings	$99,734	$285,665	$358,677	$280,531	$38,243
Total	$1,057,898	$854,770	$2,186,243	$1,650,850	$155,238

56	CONSOLIDATED EDISON, INC. – Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

The Severance Program for Officers of the Company and its subsidiaries (the “Severance Program”) provides compensation to the Named Executive Officers in the event of certain terminations of employment or a change of control of the Company. The amount of compensation that is potentially payable to each Named Executive Officer in each situation is listed in the table. These amounts are estimates only and do not necessarily reflect the actual amounts that would be paid to these Named Executive Officers, which would only be known at the time that they become eligible for payment. The table reflects the amount that could be payable under the Severance Program assuming such termination occurred at December 31, 2016. The price per share of Company Common Stock on December 31, 2016 was $73.68 per share.

Name & Principal Position	Executive Benefits and Payments Upon Termination(1)	Resignation for any Reason (prior to CIC) or Resignation without Good Reason (following a CIC)	Retirement		Termination without Cause(2)		Termination for Cause	Termination without Cause or Resignation for Good Reason (following a CIC)(3)		Death or Disability
John McAvoy	Severance	$0	$0		$4,287,600		$0	$7,043,900		$0
Chairman, President and Chief Executive Officer	Long-term plan incentives(4)	$0	$11,147,784	(5)	$11,147,784	(5)	$0	$11,147,784	(5)	$11,147,784	(5)
	Benefits and Perquisites	$0	$0		$2,909,481		$0	$5,793,962		$1,225,000
	Total(6)	$0	$11,147,784		$18,344,865		$0	$23,985,646		$12,372,784
Robert Hoglund	Severance	$0	$0		$1,446,000		$0	$2,530,500		$0
Senior Vice President and Chief Financial Officer	Long-term plan incentives(4)	$0	$3,322,968	(5)	$3,322,968	(5)	$0	$3,322,968	(5)	$3,322,968	(5)
	Benefits and Perquisites	$0	$0		$182,701		$0	$340,401		$723,000
	Total(6)	$0	$3,322,968		$4,951,669		$0	$6,193,869		$4,045,968
Craig Ivey	Severance	$0	$0		$2,072,900		$0	$3,508,000		$0
President, Con Edison of New York	Long-term plan incentives(4)	$0	$4,582,896	(5)	$4,582,896	(5)	$0	$4,582,896	(5)	$4,582,896	(5)
	Benefits and Perquisites	$0	$0		$208,856		$0	$392,712		$797,300
	Total(6)	$0	$4,582,896		$6,864,652		$0	$8,483,608		$5,380,196
Elizabeth D. Moore	Severance	$0	$0		$1,219,100		$0	$2,133,400		$0
Senior Vice President and General Counsel	Long-term plan incentives(4)	$0	$2,099,880	(5)	$2,099,880	(5)	$0	$2,099,880	(5)	$2,099,880	(5)
	Benefits and Perquisites	$0	$0		$152,822		$0	$280,644		$609,500
	Total(6)	$0	$2,099,880		$3,471,802		$0	$4,513,924		$2,709,380
Timothy P. Cawley	Severance	$0	$0		$1,065,300		$0	$1,802,800		$0
President and Chief Executive Officer, Orange & Rockland	Long-term plan incentives(4)	$0	$1,900,944	(5)	$1,900,944	(5)	$0	$1,900,944	(5)	$1,900,944	(5)
	Benefits and Perquisites	$0	$0		$356,629		$0	$688,257		$409,700
	Total(6)	$0	$1,900,944		$3,322,873		$0	$4,392,001		$2,310,644

Footnotes:

(1)	For purposes of the table above, Messrs. McAvoy, Hoglund, Ivey and Cawley, and Ms. Moore, are each defined as the “Executive” in the corresponding footnotes below. Assumes the compensation of Messrs. McAvoy, Hoglund, Ivey and Cawley, and Ms. Moore for 2016 is as follows: (i) Mr. McAvoy’s base salary equal to $1,225,000 and a target annual bonus equal to 125% of base salary; (ii) Mr. Hoglund’s base salary equal to $723,000 and a target annual bonus equal to 50% of base salary; (iii) Mr. Ivey’s base salary equal to $797,300 and a target annual bonus equal to 80% of base salary; (iv) Ms. Moore’s base salary equal to $609,500 and a target annual bonus equal to 50% of base salary; and (v) Mr. Cawley’s base salary equal to $409,700 and a target annual bonus equal to 80% of base salary. Benefits and perquisites include incremental non-qualified retirement plan amounts (supplemental retirement income plan), health care cost coverage, death benefit proceeds (deferred income plan), and outplacement costs. For disclosure of the benefits payable to each Named Executive Officer upon termination of employment under the Company’s (i) qualified and non-qualified retirement plans, see the Pension Benefits table and related footnotes on page 54, and (ii) non-qualified deferred compensation plan (deferred income plan), see the Non-Qualified Deferred Compensation table and related footnotes on page 56.
(2)	As per the Severance Program, the Executive’s severance benefit pursuant to a termination without “Cause” (before a Change of Control or “CIC”) is equal to: (i) a lump sum equal to any unpaid base salary and annual target bonus pro-rated through the termination date and any accrued vacation pay, (ii) a lump sum equal to the net present value of one additional year of service credit under the Company’s retirement plans (assuming compensation at Executive’s then annual rate of base salary and target annual bonus), (iii) a lump sum equal to 1x the sum of the Executive’s then base salary and target annual bonus, (iv) one year continuation of health and life insurance coverage and one year of additional service credit toward eligibility for (but not for commencement of) retiree benefits, and (v) one year of outplacement costs.

CONSOLIDATED EDISON, INC. – Proxy Statement	57

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

(3)	As per the Severance Program, the Executive’s severance benefit under a termination without Cause or resignation for Good Reason (on or following CIC) is equal to the same severance benefit under a termination without Cause (before CIC) as described in footnote 2 except the amounts in clauses (ii), (iii), and (iv) are 2x instead of 1x.
(4)	Potential payments under the long term incentive plan require the occurrence of a (i) CIC and (ii) qualifying termination of employment (a “CIC Separation from Service”) unless the Compensation Committee determines otherwise.
(5)	For disclosure purposes, the Compensation Committee is assumed to have taken action pursuant to the long term incentive plan to fully accelerate the vesting of target performance unit awards.
(6)	The total amounts are in addition to (i) vested or accumulated benefits under the Company’s defined benefit pension plans, 401(k) plans, and non-qualified deferred compensation plans, which are set forth in the compensation disclosure tables; (ii) benefits paid by insurance providers under life and disability insurance policies; and (iii) benefits generally available to all management employees, such as accrued vacation.

A description of the assumptions that were used in creating the table for Messrs. McAvoy, Hoglund, Ivey, and Cawley, and Ms. Moore (each defined as the “Executive”) is as follows:

Equity Acceleration

Separation from Service

With respect to unvested performance-based equity awards under the long term incentive plan, in the event of a Termination, resignation, retirement, death or Disability, the Compensation Committee has discretion to determine the terms of the awards (including, without limitation, to accelerate the vesting of unvested awards). Unless otherwise provided by the Compensation Committee, in the event of a retirement, death or Disability, performance-based equity awards vest pro-rata through the date of the event.

For the purposes of the long term incentive plan: (i) “Termination” means a resignation or discharge from employment, except death, disability or retirement, (ii) “retirement” means resignation on or after age 55 with at least five years of service, and (iii) “Disability” means an inability to work in any gainful occupation for which the person is reasonably qualified by education, training or experience because of a sickness or injury for which the person is under doctor’s care.

Change in Control

As per the long term incentive plan, in the event of a Change in Control or CIC Separation from Service, as applicable, unvested performance-based equity awards, respectively, vest pro-rata through the date of the Change in Control, assuming targeted performance was achieved.

For purposes of the long term incentive plan, “Change in Control” has the same meaning as “Change of Control” under the Severance Program.

For purposes of the long term incentive plan, a “CIC Separation from Service” means a termination without Cause or due to a resignation for Good Reason that occurs on or before the second anniversary following the occurrence of a Change in Control.

“Cause” means the conviction of the Executive of a felony or the entering by the Executive of a plea of nolo contendere to a felony, in either case having a significant adverse effect on the business and affairs of the Company.

“Good Reason” occurs if the Executive resigns for any of the following reasons: (i) any material decrease in base compensation, (ii) any material breach by the Company of any material provisions of the long term incentive plan, (iii) a requirement by the Company for the Executive to be based at any office or location more than 50 miles from the location the Executive is employed prior to the Change in Control, or (iv) the assignment of any duties materially inconsistent in any respect with the Executive’s position, authority, duties or responsibilities.

Incremental Retirement Amounts

As per the Severance Program, the amounts relating to the incremental retirement amounts in the table are based on the net present value of one additional year of service credit under the Company’s retirement plans following a termination without Cause or a resignation for Good Reason (two additional years if such termination is in connection with a Change in Control) assuming compensation at the Executive’s annual salary and target award, age 65 normal retirement, and the assumptions used to calculate lump sum benefits under the qualified retirement plan in December 2016.

The assumptions for Messrs. McAvoy and Cawley include interest rates of 1.47% for the first five years, 3.34% for the next 15 years, and 4.30% thereafter (adjusted to -0.23%, 1.61% and 2.56%, respectively, to reflect cost of living adjustments) and the RP-2000 mortality table projected for 2016 (50% male/50% female blend).

58	CONSOLIDATED EDISON, INC. – Proxy Statement

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR CHANGE OF CONTROL

The assumptions for Messrs. Hoglund’s and Ivey’s and Ms. Moore’s retirement amount are in accordance with the “cash balance” formula. All amounts payable pursuant to an incremental non-qualified retirement plan are assumed to be paid as a lump sum.

Termination without Cause or a Resignation for Good Reason

As per the Severance Program, the Executive will receive certain benefits as described in the table if he or she is terminated by the Company for reasons other than Cause or he or she resigns for Good Reason (following a Change of Control). A termination is for Cause if it is for any of the following reasons: (i) willful and continued failure to substantially perform his or her duties, (ii) a conviction of a felony or entering a plea of nolo contendere to a felony that has a significant adverse effect on the business of the Company, or (iii) a willful engaging in illegal conduct or in gross misconduct materially and demonstrably injurious to the Company.

As per the Severance Program, a resignation for Good Reason occurs if the Executive resigns for any of the following reasons on or following a Change of Control: (i) any material decrease in base compensation (except uniform decreases affecting similarly situated employees), (ii) any material breach by the Company of any material provisions of the Severance Program, (iii) a requirement by the Company for the Executive to be based more than 50 miles from the location the Executive is employed prior to the Change of Control, or (iv) the assignment of any duties materially inconsistent in any respect with the Executive’s position, authority, duties or responsibilities.

Payments upon Termination of Employment in Connection with a Change of Control

As per the Severance Program, the Executive will receive certain benefits as described in the table if his or her termination of employment is without Cause by the Company or he or she resigns for Good Reason following a Change of Control.

Section 280G Reduction

As per the Severance Program, in the event an Executive receives any payment or distribution from the Company in connection with a Change of Control, he or she may be subject to certain excise taxes pursuant to Section 280G of the Internal Revenue Code. If any such payment or distribution subjects the Executive to such taxes and the Executive would receive a greater net after-tax amount if the payment were reduced to avoid such taxation, the aggregate present value of amounts payable to the Executive pursuant to the Severance Program will be reduced (but not below zero) to the extent it does not trigger taxation under Section 4999 of the Internal Revenue Code.

Death Benefit

As per the Company’s Deferred Income Plan, the Executive is entitled to a death benefit equal to his or her base salary. The benefits are payable in a lump sum.

CONSOLIDATED EDISON, INC. – Proxy Statement	59

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING AND VOTING

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING AND VOTING

PROXY MATERIALS

What Are The Proxy Materials?

The Proxy Materials include the following:

•	The Proxy Statement.

•

The Annual Report to Stockholders of the Company, which includes the consolidated financial statements and accompanying notes for the year ended December 31, 2016, and other information relating to the Company’s financial condition and results of operations.

If you received the Proxy Materials by mail, they also include a proxy card or a voter instruction form for use at the 2017 Annual Meeting.

Why Am I Receiving The Proxy Materials?

The Proxy Materials are provided to stockholders of the Company on or about April 3, 2017, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting and any adjournments or postponements of the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and to vote on the items of business described in this Proxy Statement. The Proxy Materials include information that we are required to provide to you under the rules of the Securities and Exchange Commission. We are providing the Proxy Materials to our stockholders by mail, e-mail, or in accordance with the Securities and Exchange Commission’s “Notice and Access” rule.

Why Did I Receive The Proxy Materials In The Mail?

We are providing some of our stockholders, including stockholders who have previously requested to receive paper copies of the Proxy Materials, with paper copies of the Proxy Materials. You may also access the Proxy Materials and vote online at the Internet address provided on the proxy card or the voter instruction form. If you do not want to receive paper copies of proxy materials on an ongoing basis, please follow the instructions for Internet voting on your proxy card or voter instruction form.

Why Did I Receive E-Mail Delivery Of The Proxy Materials?

We are providing e-mail delivery of the Proxy Materials to those stockholders who have previously elected electronic delivery. Those stockholders should have received an e-mail containing a link to the website where those materials are available and a link to the proxy voting website.

Why Did I Receive A Notice Of Internet Availability Of Proxy Materials?

To reduce the environmental impact of our Annual Meeting, we are providing the Proxy Materials over the Internet. As a result, we are sending many of our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of the Proxy Materials. All stockholders receiving the Notice of Internet Availability may access the Proxy Materials over the Internet and request a paper copy of the Proxy Materials by mail. Instructions on how to access the Proxy Materials over the Internet, to vote online, and to request a paper copy may be found in the Notice of Internet Availability. In addition, the Notice of Internet Availability contains instructions on how you may request delivery of proxy materials in printed form by mail or electronically on an ongoing basis.

Can I Request A Paper Copy Of The Proxy Statement And Annual Report?

The Company’s Proxy Statement and Annual Report are available on our website at conedison.com/shareholders. A copy of these materials is also available without charge upon written request to the Company’s Vice President and Corporate Secretary at the Company’s principal executive office at 4 Irving Place, New York, New York 10003.

I Share An Address With Another Stockholder, And We Received Only One Copy Of The Proxy Materials. How May I Obtain An Additional Copy?

If you are a registered holder of Company Common Stock, Computershare may deliver only one copy of the Proxy Materials or Notice of Internet Availability to multiple stockholders who share an address unless Computershare has received contrary instructions.

60	CONSOLIDATED EDISON, INC. – Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING AND VOTING

If you hold your Company Common Stock through a broker, bank, or other financial institution (“broker”), your broker may deliver only one copy of the Proxy Materials or Notice of Internet Availability to multiple stockholders who share an address unless contrary instructions are received. If you would like to receive a separate copy of the Proxy Materials or Notice of Internet Availability, or if you would like to receive separate copies for future meetings, please submit a request to Broadridge Householding Department by telephone at 1-866-540-7095 or by mail at 51 Mercedes Way, Edgewood, NY 11717, and your requested material(s) will be delivered promptly. If you currently receive separate copies of these materials and wish to receive a single copy in the future, please contact your broker.

Who Pays The Cost Of Soliciting Proxies For The Annual Meeting?

The Company will pay the expenses associated with the solicitation of proxies. The solicitation of proxies is being made by mail, telephone, the Internet, electronic transmission, or overnight delivery. The expense associated with the solicitation of proxies will include reimbursement for postage and clerical expenses to brokerage houses and other custodians, nominees or fiduciaries for forwarding Proxy Materials and other documents to beneficial owners of stock held in their names. Morrow Sodali LLC (“Morrow”), 470 West Avenue, Stamford, CT 06902, has been retained to assist in the solicitation of proxies. The estimated cost of Morrow’s services is $22,000 plus distribution costs and other costs and expenses.

VOTING AND RELATED MATTERS

What Is The Record Date?

The Board of Directors has established March 21, 2017 as the record date for the determination of the Company’s stockholders entitled to receive notice of and to vote at the Annual Meeting.

How Many Votes Do I Have?

You are entitled to one vote on each proposal presented at the Annual Meeting for each outstanding share of Company Common Stock you owned on the record date.

How Many Votes Can Be Cast By All Stockholders Entitled To Vote At The Annual Meeting?

One vote on each proposal presented at the Annual Meeting for each of the 305,274,517 shares of Company Common Stock that were outstanding on the record date.

How Many Votes Must Be Present To Hold The Annual Meeting?

To constitute a quorum to transact business at the Annual Meeting, the holders of a majority of the shares entitled to vote at the Annual Meeting must be present in person or by proxy. We urge you to vote by proxy even if you plan to attend the Annual Meeting, so that we will know as soon as possible that enough votes will be present to hold the meeting. Abstentions and broker non-votes are counted in the determination of the quorum.

How Do I Vote?

You can vote whether or not you attend the Annual Meeting. Stockholders have a choice of voting over the Internet, by telephone, by mail using a proxy card or voter instruction form, or in person at the Annual Meeting.

•

If you received a printed copy of the Proxy Materials, please follow the instructions on your proxy card or voter instruction form. Your proxy card or voter instruction form provides information on how to vote over the Internet, by telephone, or by mail.

•

If you received a Notice of Internet Availability, please follow the instructions on the notice. The Notice of Internet Availability provides information on how to vote over the Internet, by telephone, or by mail.

•	If you received an e-mail notification, please click on the link provided in the e-mail notification, and follow the instructions on how to vote over the Internet or by telephone.

•	If you are a registered holder of the Company’s Common Stock, you may also vote in person at the Annual Meeting.

To help us reduce the environmental impact of our meeting, we ask that you vote through the Internet or by telephone, both of which are available 24 hours a day. To ensure that your vote is counted, please remember to submit your vote by the date and time indicated on your Notice of Internet Availability, proxy card or voter instruction form, as applicable.

CONSOLIDATED EDISON, INC. – Proxy Statement	61

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING AND VOTING

If My Shares Are Held By My Broker, Can My Shares Be Voted If I Don’t Instruct My Broker?

The Securities and Exchange Commission has approved a New York Stock Exchange rule that affects the manner in which your broker may vote your shares. Your broker may not vote on your behalf for the election of directors or compensation-related matters unless you provide specific voting instructions to your broker. For your vote to be counted, you need to communicate your voting decisions to your broker, in the manner prescribed by your broker, before the date of the Annual Meeting.

If you have any questions about this rule or the proxy voting process in general, please contact the broker where you hold your shares. The Securities and Exchange Commission also has a website (www.sec.gov/spotlight/proxymatters.shtml) with more information about your rights as a stockholder.

If I Am A Registered Holder Of Company Common Stock, What If I Don’t Vote For One Or More Of The Matters Listed On My Proxy Card?

All shares represented by properly executed proxies received in time for the Annual Meeting will be voted at the Annual Meeting in the manner specified by the persons giving those proxies. If you return a signed proxy without indicating voting instructions your shares will be voted as follows:

•	for the election of the ten Director nominees;

•	for the ratification of the appointment of independent accountants;

•	for the advisory vote to approve Named Executive Officer compensation; and

•	for the advisory vote (1 Year) on the frequency of future advisory votes on named executive officer compensation.

Can I Revoke My Proxy Or Change My Vote?

Yes, depending on how your shares of Company Common Stock are held, you may revoke your proxy or change your vote by sending in a new, properly executed proxy card or voter instruction form with a later date, or by casting a new vote by Internet or telephone, or by sending a properly executed written notice of revocation to the Company’s Vice President and Corporate Secretary at the Company’s principal executive office at 4 Irving Place, New York, New York 10003. Check the instructions on your Notice of Internet Availability, proxy card or voter instruction form for information regarding your specific revocation options. If you are a registered holder of Company Common Stock, you may also change your vote by appearing at the Annual Meeting and voting in person. Attendance at the Annual Meeting without voting will not by itself revoke a proxy.

ANNUAL MEETING INFORMATION

What Is The Location, Date, And Time Of The Annual Meeting?

The Annual Meeting will be held at the Company’s principal executive office at 4 Irving Place, New York, New York 10003, on Monday, May 15, 2017, at 10:00 a.m.

Where Can I Find Directions To The Annual Meeting?

Directions to the Annual Meeting are available on our website at conedison.com/shareholders.

Who Can Attend The Annual Meeting?

Attendance at the Annual Meeting will be limited to holders of Company Common Stock on March 21, 2017, the record date, the authorized representative (one only) of an absent stockholder, and invited guests of management.

Do I Need A Ticket To Attend The Annual Meeting?

Yes, you will need an admission ticket and proof of ownership of Company Common Stock on the record date to enter the meeting.

•	If you received a printed copy of the Proxy Materials and you are a registered holder of Company Common Stock, your proxy card serves as your admission ticket to the Annual Meeting.

•

If you received a printed copy of the Proxy Materials and you hold your shares through a broker or through an employee plan, please bring to the Annual Meeting a copy of a brokerage or other statement reflecting your stock ownership as of the record date.

•	If you received a Notice of Internet Availability, that Notice of Internet Availability serves as your admission ticket to the Annual Meeting.

•

If you received an e-mail notification, please access the Proxy Materials by clicking on the link provided in thee-mail notification and follow the instructions for downloading a copy of your admission ticket.

62	CONSOLIDATED EDISON, INC. – Proxy Statement

QUESTIONS AND ANSWERS ABOUT THE 2017 ANNUAL MEETING AND VOTING

If you hold your shares through a broker, you can expedite your admission to the Annual Meeting by registering in advance and printing your admission ticket by visiting www.proxyvote.com and following the instructions provided (you will need the 16 digit number included on your proxy card, voter instruction form or Notice of Internet Availability).

You may be asked to present valid picture identification to gain entrance to the Annual Meeting. Any person claiming to be an authorized representative of a stockholder must, upon request, produce written evidence of the authorization.

Are There Any Special Attendance Procedures?

In order to assure the holding of a fair and orderly meeting and to accommodate as many stockholders as possible who may wish to speak at the Annual Meeting, management will limit the general discussion portion of the meeting and permit only stockholders or their authorized representatives to address the meeting. No signs, banners, placards, handouts, cameras, recording equipment, nor similar items may be brought to the meeting room. Many cellular phones have built-in digital cameras, and, while these phones may be brought into the Annual Meeting, the camera function may not be used at any time. Recording of the Annual Meeting is prohibited. Suitcases, briefcases, packages, and other items may be subject to inspection.

CONSOLIDATED EDISON, INC. – Proxy Statement	63

CERTAIN INFORMATION AS TO INSURANCE AND INDEMNIFICATION

CERTAIN INFORMATION AS TO INSURANCE AND INDEMNIFICATION

No stockholder action is required with respect to the following information that is included to fulfill the requirements of Section 726 of the Business Corporation Law of the State of New York.

Effective December 2, 2016, the Company purchased Directors and Officers (“D&O”) Liability insurance for a one-year term providing for reimbursement, with certain exclusions and deductions, to: (a) the Company and its subsidiaries for payments they make to indemnify Directors, Trustees, officers and assistant officers of the Company and its subsidiaries, (b) Directors, Trustees, officers, and assistant officers for losses, costs and expenses incurred by them in actions brought against them in connection with their acts in those capacities for which they are not indemnified by the Company or its subsidiaries, and (c) the Company and its subsidiaries for any payments they make resulting from a securities claim. The insurers are: Associated Electric & Gas Insurance Services Limited, Arch Insurance Company, Axis Insurance Company, Berkley Insurance Company, Continental Casualty Company,

Endurance American Insurance Company, Federal Insurance Company, Illinois National Insurance Company, U.S. Specialty Insurance Company, X.L. Insurance (Bermuda) Ltd., XL Specialty Insurance Company and Zurich American Insurance Company. The total cost of the D&O Liability insurance for one year from December 2, 2016 amounts to $3,295,197. The Company also purchased from Associated Electric & Gas Insurance Services Limited, Arch Insurance Company, Axis Insurance Company, Great American Insurance Company, Illinois National Insurance Company, RLI Insurance Company, Travelers Casualty and Surety Company of America, U.S. Specialty Insurance Company and Zurich American Insurance Company, additional insurance coverage for one year effective January 1, 2017, insuring the Directors, Trustees, officers, assistant officers and employees of the Company and its subsidiaries and certain other parties against certain liabilities which could arise in connection with fiduciary obligations mandated by ERISA and from the administration of the employee benefit plans of the Company and its subsidiaries. The cost of such coverage was $776,457.

64	CONSOLIDATED EDISON, INC. – Proxy Statement

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING AND OTHER MATTERS

STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING

PROPOSALS FOR INCLUSION IN 2018 PROXY STATEMENT

In order to be included in the Proxy Statement and form of proxy relating to the Company’s 2018 annual meeting of stockholders, stockholder proposals must be received by the Company at its principal executive office at 4 Irving Place, New York, New York 10003, Attention: Vice President and Corporate Secretary, by the close of business on December 4, 2017.

DIRECTOR NOMINATIONS FOR INCLUSION IN 2018 PROXY STATEMENT (PROXY ACCESS)

Pursuant to the Company’s By-laws, a stockholder (or a group of up to 20 stockholders) who has owned at least three percent (3%) of the Company’s shares for at least three years and has complied with the other requirements set forth in the By-laws may request that the Company include director nominees (up to the greater of two nominees or twenty percent (20%) of the Board) for election in the Company’s 2018 Proxy Statement and form of proxy relating to the Company’s 2018 annual meeting of stockholders. The nominations must include the information specified in the By-laws and must be received by the Vice President and Corporate Secretary of the Company at its principal executive office no earlier than November 4, 2017 and no later than December 4, 2017.

OTHER PROPOSALS OR NOMINATIONS TO COME BEFORE THE 2018 ANNUAL MEETING

Under the Company’s By-laws, written notice of any proposal to be presented by any stockholder or any other person to be nominated by any stockholder for election as a Director must include the information specified in the By-laws and must be received by the Vice President and Corporate Secretary of the Company at its principal executive office no earlier than January 15, 2018 and no later than February 14, 2018.

OTHER MATTERS TO COME BEFORE THE MEETING

Management intends to bring before the meeting only the election of Directors (Proposal No. 1) and Proposals No. 2, 3, and 4, and knows of no matters to come before the meeting other than the matters set forth herein. If other matters or motions come before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote such proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the meeting.

By Order of the Board of Directors,

Jeanmarie Schieler
Vice President and Corporate Secretary
Dated: April 3, 2017

CONSOLIDATED EDISON, INC. – Proxy Statement	65

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., EDT, on Monday, May 15, 2017.

Vote by Internet • Go to www.investorvote.com/ED • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone. • Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all nominees listed, FOR Proposals 2 and 3, and 1 YEAR on Proposal 4.

1. Election of Directors	For	Against	Abstain		For	Against	Abstain

01 - Vincent A. Calarco	☐	☐	☐	06 - John McAvoy	☐	☐	☐				For	Against	Abstain

02 - George Campbell, Jr	☐	☐	☐	07 - Armando J. Olivera	☐	☐	☐	2.	Ratification of appointment of independent accountants.		☐	☐	☐

03 - Michael J. Del Giudice	☐	☐	☐	08 - Michael W. Ranger	☐	☐	☐	3.	Advisory vote to approve named executive officer compensation.		☐	☐	☐
04 - Ellen V. Futter	☐	☐	☐	09 - Linda S. Sanford	☐	☐	☐	4.	Advisory vote on the frequency of future advisory votes on named executive officer compensation.	1 Year ☐	2 Years ☐	3 Years ☐	Abstain ☐
05 - John F. Killian	☐	☐	☐	10 - L. Frederick Sutherland	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting of Stockholders.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

                        021NWC

2017 Annual Meeting Admission Ticket

2017 Annual Meeting of

Consolidated Edison, Inc. Stockholders

Monday, May 15, 2017, 10:00 a.m. EDT

Consolidated Edison, Inc.

4 Irving Place, New York, NY 10003

This ticket admits only the named stockholder(s).

Please bring this admission ticket and a proper form of identification with you if attending the Annual Meeting of

Stockholders.

YOUR VOTE IS IMPORTANT!

Whether or not you plan to attend the Annual Meeting of Stockholders, please promptly vote by telephone, through the Internet or by completing and returning the attached proxy card.

Voting early will not prevent you from voting in person at the Annual Meeting of Stockholders if you wish to do so.

Your proxy is revocable in accordance with the procedures set forth in the proxy statement.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Consolidated Edison, Inc. 4 Irving Place New York, NY 10003

CONSOLIDATED EDISON, INC.

COMMON STOCK

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Vincent A. Calarco, Michael J. Del Giudice and John McAvoy and each or any of them with power of substitution, proxies to vote all stock of the undersigned (including any shares held through the Company’s Automatic Dividend Reinvestment and Cash Payment Plan) at the Annual Meeting of Stockholders on Monday, May 15, 2017 at 10:00 a.m. at the Company’s Headquarters, 4 Irving Place, New York, NY or at any adjournments or postponements thereof, as specified on the reverse side in the election of Directors and on the proposals, all as more fully set forth in the proxy statement, and in their discretion on any matters that may properly come before the meeting or at any adjournments or postponements thereof.

Your vote for the election of Directors may be indicated on the reverse side. Nominees are: 01 - Vincent A. Calarco, 02 - George Campbell, Jr., 03 - Michael J. Del Giudice, 04 - Ellen V. Futter, 05 - John F. Killian, 06 - John McAvoy, 07 - Armando J. Olivera, 08 -Michael W. Ranger, 09 - Linda S. Sanford and 10 - L. Frederick Sutherland.

THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE, BUT IF NO CHOICE IS MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE (PROPOSAL 1), “FOR” PROPOSALS 2 AND 3, AND “1 YEAR” ON PROPOSAL 4.

(Items to be voted appear on reverse side.)

Vote by Internet • Go to www.investorvote.com/ED • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Important Notice Regarding the Availability of Proxy Materials for the

Consolidated Edison, Inc. Annual Meeting of Stockholders to be Held on Monday, May 15, 2017

Under Securities and Exchange Commission rules, you are receiving this Notice that the proxy materials for the Consolidated Edison, Inc. annual meeting of stockholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting of stockholders are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Consolidated Edison, Inc. proxy materials are available at:

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.investorvote.com/ED.

Step 2: Click on the icon on the right to view current meeting materials.

Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before Friday, May 5, 2017 to facilitate timely delivery.

02INYC

Consolidated Edison, Inc. Annual Meeting of Stockholders will be held on Monday, May 15, 2017 at Consolidated Edison, Inc., 4 Irving Place, New York, NY, 10003 at 10:00 a.m. EDT.

Proposals to be voted on at the Annual Meeting of Stockholders are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR all nominees listed, FOR Proposals 2 and 3, and 1 YEAR on Proposal 4:

1.	Election of Directors -

1. Vincent A. Calarco

2. George Campbell, Jr.

3. Michael J. Del Giudice

4. Ellen V. Futter

5. John F. Killian

6. John McAvoy

7. Armando J. Olivera

8. Michael W. Ranger

9. Linda S. Sanford

10. L. Frederick Sutherland

2.	Ratification of appointment of independent accountants.
3.	Advisory vote to approve named executive officer compensation.
4.	Advisory vote on the frequency of future advisory votes on named executive officer compensation.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the Annual Meeting of Stockholders, please bring this notice with you.

Directions to the Consolidated Edison, Inc. Annual Meeting of Stockholders are available in the proxy statement which can be viewed at www.investorvote.com/ED.	THIS NOTICE IS YOUR ADMISSION TICKET TO THE ANNUAL MEETING OF STOCKHOLDERS

  Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

Internet - Go to www.investorvote.com/ED. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

Telephone - Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

Email - Send email to investorvote@computershare.com with “Proxy Materials Consolidated Edison, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse side, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by Friday, May 5, 2017.

02INYC

CONSOLIDATED EDISON, INC.

ANNUAL MEETING FOR HOLDERS AS OF 3/21/17

TO BE HELD ON 5/15/17

Your vote is important. Thank you for voting.

Read the Proxy Statement and have the voting instruction form below at hand. Please note that telephone and Internet voting turns off at 11:59 p.m. Eastern Daylight Time the night before the meeting or cutoff date.

Vote by Internet:          www.proxyvote.com

Vote by Phone:             1-800-454-8683

Vote by Mail:                 Use the envelope enclosed

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	E22716-P84808

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders. The following materials are available at www.proxyvote.com: Notice and Proxy Statement and Annual Report

The Board of Directors recommends a vote FOR all of the nominees listed (Proposal 1):

1.	Election of Directors:		For	Against	Abstain

	1a.	Vincent A. Calarco	☐	☐	☐

	1b.	George Campbell, Jr.	☐	☐	☐

	1c.	Michael J. Del Giudice	☐	☐	☐

	1d.	Ellen V. Futter	☐	☐	☐

	1e.	John F. Killian	☐	☐	☐

	1f.	John McAvoy	☐	☐	☐

	1g.	Armando J. Olivera	☐	☐	☐

	1h.	Michael W. Ranger	☐	☐	☐

	1i.	Linda S. Sanford	☐	☐	☐

	1j.	L. Frederick Sutherland	☐	☐	☐

PLEASE “X” HERE ONLY IF YOU PLAN TO ATTEND THE MEETING AND VOTE THESE SHARES IN PERSON
The Board of Directors recommends a vote FOR Proposals 2 and 3:		For	Against	Abstain

2.	Ratification of appointment of independent accountants.	☐	☐	☐

3.	Advisory vote to approve named executive officer compensation.	☐	☐	☐

The Board of Directors recommends a vote of 1 YEAR on Proposal 4:	1 Year	2 Years	3 Years	Abstain

4.	Advisory vote on the frequency of future advisory votes on named executive officer compensation. ☐	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on Monday, May 15, 2017.

Meeting Information
CONSOLIDATED EDISON, INC.	Meeting Type: Annual Meeting of Stockholders
For holders as of: March 21, 2017
Date: May 15, 2017 Time: 10:00 AM
	Location:	4 Irving Place
New York, NY 10003

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before Monday, May 1, 2017 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many annual meetings of stockholders have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. THIS NOTICE WILL SERVE AS AN ADMISSION TICKET.

Voting Items
The Board of Directors recommends a vote FOR all of the nominees listed (Proposal 1):

1. Election of Directors:
1a.	Vincent A. Calarco	The Board of Directors recommends a vote FOR Proposals 2 and 3:

1b.	George Campbell, Jr.	2.	Ratification of appointment of independent accountants.

1c.	Michael J. Del Giudice	3.	Advisory vote to approve named executive officer compensation.

1d.	Ellen V. Futter	The Board of Directors recommends a vote of 1 YEAR on Proposal 4:

1e.	John F. Killian	4.	Advisory vote on the frequency of future advisory votes on named executive officer compensation.
1f.	John McAvoy

1g.	Armando J. Olivera

1h.	Michael W. Ranger

1i.	Linda S. Sanford

1j.	L. Frederick Sutherland
Voting Instructions

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 1:00 a.m., EDT, on Monday, May 15, 2017.

Vote by Internet • Go to www.investorvote.com/EDESP • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone. • Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all nominees listed, FOR Proposals 2 and 3, and 1 YEAR on Proposal 4.

1. Election of Directors	For	Against	Abstain		For	Against	Abstain

01 - Vincent A. Calarco	☐	☐	☐	06 - John McAvoy	☐	☐	☐				For	Against	Abstain

02 - George Campbell, Jr	☐	☐	☐	07 - Armando J. Olivera	☐	☐	☐	2.	Ratification of appointment of independent accountants.		☐	☐	☐

03 - Michael J. Del Giudice	☐	☐	☐	08 - Michael W. Ranger	☐	☐	☐	3.	Advisory vote to approve named executive officer compensation.		☐	☐	☐
04 - Ellen V. Futter	☐	☐	☐	09 - Linda S. Sanford	☐	☐	☐	4.	Advisory vote on the frequency of future advisory votes on named executive officer compensation.	1 Year ☐	2 Years ☐	3 Years ☐	Abstain ☐
05 - John F. Killian	☐	☐	☐	10 - L. Frederick Sutherland	☐	☐	☐

B	Non-Voting Items

Change of Address — Please print your new address below.	Comments — Please print your comments below.	Meeting Attendance
		Mark the box to the right if you plan to attend the Annual Meeting of Stockholders.	☐

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Full title of one signing in representative capacity should be clearly designated after signature. Names of all joint holders should be written even if signed by only one.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

                                 02INZC

2017 Annual Meeting Admission Ticket

2017 Annual Meeting of

Consolidated Edison, Inc. Stockholders

Monday, May 15, 2017, 10:00 a.m. EDT

Consolidated Edison, Inc.

4 Irving Place, New York, NY 10003

This ticket admits only the named stockholder(s).

Please bring this admission ticket and a proper form of identification with you if attending the Annual Meeting of Stockholders.

YOUR VOTE IS IMPORTANT!

Please vote promptly by telephone, through the Internet or by completing and returning the attached proxy card.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Consolidated Edison, Inc. 4 Irving Place New York, NY 10003

CONFIDENTIAL VOTING INSTRUCTIONS

TO COMPUTERSHARE AS PLAN AGENT

FOR THE CONSOLIDATED EDISON, INC. STOCK PURCHASE PLAN (STOCK PURCHASE PLAN)

CONSOLIDATED EDISON, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MONDAY, MAY 15, 2017

I hereby instruct Computershare, the Plan Agent for the Stock Purchase Plan, to vote (in person or by proxy) all of the shares of common stock of Consolidated Edison, Inc. (the Company), which are credited to my account under the Stock Purchase Plan, at the Annual Meeting of Stockholders of the Company to be held on Monday, May 15, 2017, and at any adjournments or postponements thereof on the following matters, all as more fully set forth in the proxy statement, as checked on the reverse side, and in its discretion upon such other matters as may properly come before the meeting or at any adjournments or postponements thereof. This form provides Voting Instructions for shares held in the Stock Purchase Plan. If signed, dated and returned, the shares of common stock of the Company represented by the Voting Instructions will be voted in accordance with the specifications given.

(Items to be voted appear on reverse side.)

CONSOLIDATED EDISON, INC. 4 IRVING PLACE - ROOM 16-205 NEW YORK, NY 10003 ATTN: JEANMARIE SCHIELER

VOTING IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet, phone or mail. Follow the instructions below.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit these Voting Instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time on Wednesday, May 10, 2017. Have this Voting Instruction form in hand when accessing the website and then follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit these Voting Instructions up until 11:59 P.M. Eastern Daylight Time on Wednesday, May 10, 2017. Have this Voting Instruction form in hand when calling and then follow the instructions.

VOTE BY MAIL

Mark, sign and date this Voting Instruction form and return it in the postage-paid envelope provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, by Wednesday, May 10, 2017. Do not vote by mail if Voting Instructions were previously transmitted by Internet or phone.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E18778-TBD             KEEP THIS PORTION FOR YOUR RECORDS

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — —

DETACH AND RETURN THIS PORTION ONLY

THIS VOTING INSTRUCTION FORM IS VALID ONLY WHEN SIGNED AND DATED.

CONSOLIDATED EDISON, INC.

The Board of Directors recommends a vote FOR all of the nominees listed (Proposal 1):

1.	Election of Directors:		For	Against	Abstain

	1a.	Vincent A. Calarco	☐	☐	☐

	1b.	George Campbell, Jr.	☐	☐	☐

	1c.	Michael J. Del Giudice	☐	☐	☐

	1d.	Ellen V. Futter	☐	☐	☐

	1e.	John F. Killian	☐	☐	☐

	1f.	John McAvoy	☐	☐	☐

	1g.	Armando J. Olivera	☐	☐	☐

	1h.	Michael W. Ranger	☐	☐	☐

	1i.	Linda S. Sanford	☐	☐	☐

	1j.	L. Frederick Sutherland	☐	☐	☐

The Board of Directors recommends a vote FOR Proposals 2 and 3:		For	Against	Abstain

2.	Ratification of appointment of independent accountants.	☐	☐	☐

3.	Advisory vote to approve named executive officer compensation.	☐	☐	☐

The Board of Directors recommends a vote of 1 YEAR on Proposal 4:	1 Year	2 Years	3 Years	Abstain

4.	Advisory vote on the frequency of future advisory votes on named executive officer compensation. ☐	☐	☐	☐

Please sign exactly as the name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

V.1.1

ADMISSION TICKET

Annual Meeting of Stockholders of

CONSOLIDATED EDISON, INC.

MONDAY, MAY 15, 2017 10:00 a.m.

4 Irving Place

New York, NY 10003

This ticket admits only the named stockholder(s). Please bring this admission ticket and a proper form of identification with you if attending the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders:

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

E18779-TBD

— — — — — — — — — — — — —  — — — — — — — — — — — — — — — — — — — —  — — — — — — — — —

CONFIDENTIAL VOTING INSTRUCTIONS

To Vanguard Fiduciary Trust Company as Trustee under the Consolidated Edison Thrift

Savings Plan (Thrift Savings Plan) and the Con Edison Tax Reduction Act Stock Ownership

Plan (TRASOP Plan)

CONSOLIDATED EDISON, INC.

Annual Meeting of Stockholders

Monday, May 15, 2017

This proxy is solicited by the Board of Directors

Vanguard Fiduciary Trust Company, the Trustee of the Thrift Savings Plan and TRASOP Plan (together, the Plans), is instructed to vote (in person or by proxy) all of the shares of common stock of Consolidated Edison, Inc. (the Company), which are credited to the account under the Plans, at the Annual Meeting of Stockholders of the Company to be held on Monday, May 15, 2017, and at any adjournments or postponements thereof, for the matters listed on the reverse side, all as more fully set forth in the proxy statement, as checked on reverse side, and in its discretion upon such other matters as may properly come before the meeting or any adjournments or postponements thereof. This form provides voting instructions for shares held in the Plans. If signed, dated and returned, the shares of common stock of the Company represented by these Voting Instructions will be voted in accordance with the specifications given.

If shares are held in the Plans and these Voting Instructions are not returned to the Trustee by Wednesday, May 10, 2017, the shares will be voted in the same manner and proportions as those shares for which the Trustee has received instructions. If these Voting Instructions are signed, dated and returned with no preference indicated, the shares will be voted on each proposal as recommended by the Board of Directors.

Continued and to be signed on reverse side

V.1.1